Exhibit 5

独立行政法人国際協力機構法 （平成十四年十二月六日法律第百三十六号） 最終改正年月日:令和四年六月一七日法律第六八号 第一章 総則（第一条―第六条） 第二章 役員及び職員（第七条―第十二条） 第三章 業務（第十三条―第十六条） 第四章 財務及び会計（第十七条―第三十七条） 第五章 雑則（第三十八条―第四十四条） 第六章 罰則（第四十五条―第四十八条） 附則 第一章 総則 （目的） 第一条 この法律は、独立行政法人国際協力機構の名称、目的、業務の範囲等に関する事 項を定めることを目的とする。 （名称） 第二条 この法律及び独立行政法人通則法（平成十一年法律第百三号。以下「通則法」と いう。）の定めるところにより設立される通則法第二条第一項に規定する独立行政法人の 名称は、独立行政法人国際協力機構とする。 （機構の目的） 第三条 独立行政法人国際協力機構（以下「機構」という。）は、開発途上にある海外の地 域（以下「開発途上地域」という。）に対する技術協力の実施、有償及び無償の資金供与 による協力の実施並びに開発途上地域の住民を対象とする国民等の協力活動の促進に必 要な業務を行い、中南米地域等への移住者の定着に必要な業務を行い、並びに開発途上地 域等における大規模な災害に対する緊急援助の実施に必要な業務を行い、もってこれらの 地域の経済及び社会の開発若しくは復興又は経済の安定に寄与することを通じて、国際協 力の促進並びに我が国及び国際経済社会の健全な発展に資することを目的とする。 （中期目標管理法人） 第三条の二 機構は、通則法第二条第二項に規定する中期目標管理法人とする。 （事務所）

第四条 機構は、主たる事務所を東京都に置く。 （資本金） 第五条 機構の資本金は、附則第二条第六項及び独立行政法人国際協力機構法の一部を改 正する法律（平成十八年法律第百号。以下「改正法」という。）附則第二条第七項の規定 により政府から出資があったものとされた金額の合計額とする。 ２ 政府は、必要があると認めるときは、予算で定める金額の範囲内において、機構に追 加して出資することができる。 ３ 機構は、前項の規定による政府の出資があったときは、その出資額により資本金を増 加するものとする。この場合において、当該資本金は、第十七条第一項に定める経理の区 分に従い、同項各号の業務に係る勘定ごとに整理しなければならない。 （名称の使用制限） 第六条 機構でない者は、国際協力機構という名称を用いてはならない。 第二章 役員及び職員 （役員） 第七条 機構に、役員として、その長である理事長及び監事三人を置く。 ２ 機構に、役員として、副理事長一人及び理事八人以内を置くことができる。 （副理事長及び理事の職務及び権限等） 第八条 副理事長は、理事長の定めるところにより、機構を代表し、理事長を補佐して機 構の業務を掌理する。 ２ 理事は、理事長の定めるところにより、理事長（副理事長が置かれているときは、理 事長及び副理事長）を補佐して機構の業務を掌理する。 ３ 通則法第十九条第二項の個別法で定める役員は、副理事長とする。ただし、副理事長 が置かれていない場合であって理事が置かれているときは理事、副理事長及び理事が置か れていないときは監事とする。 ４ 前項ただし書の場合において、通則法第十九条第二項の規定により理事長の職務を代 理し又はその職務を行う監事は、その間、監事の職務を行ってはならない。 （副理事長及び理事の任期） 第九条 副理事長の任期は四年とし、理事の任期は二年とする。 （役員の欠格条項の特例）

第十条 通則法第二十二条に定めるもののほか、次の各号のいずれかに該当する者は、役 員となることができない。 一 物品の製造若しくは販売若しくは工事の請負を業とする者であって機構と取引上密 接な利害関係を有するもの又はこれらの者が法人であるときはその役員（いかなる名 称によるかを問わず、これと同等以上の職権又は支配力を有する者を含む。） 二 前号に掲げる事業者の団体の役員（いかなる名称によるかを問わず、これと同等以 上の職権又は支配力を有する者を含む。） ２ 機構の役員の解任に関する通則法第二十三条第一項の規定の適用については、同項中 「前条」とあるのは、「前条及び独立行政法人国際協力機構法第十条第一項」とする。 （役員及び職員の秘密保持義務） 第十一条 機構の役員及び職員は、職務上知ることのできた秘密を漏らし、又は盗用して はならない。その職を退いた後も、同様とする。 （役員及び職員の地位） 第十二条 機構の役員及び職員は、刑法（明治四十年法律第四十五号）その他の罰則の適 用については、法令により公務に従事する職員とみなす。 第三章 業務 （業務の範囲） 第十三条 機構は、第三条の目的を達成するため、次の業務を行う。 一 条約その他の国際約束に基づく技術協力の実施に必要な次の業務を行うこと。 イ 開発途上地域からの技術研修員に対し技術の研修を行い、並びにこれらの技術研 修員のための研修施設及び宿泊施設を設置し、及び運営すること。 ロ 開発途上地域に対する技術協力のため人員を派遣すること。 ハ ロに掲げる業務に係る技術協力その他開発途上地域に対する技術協力のための機 材を供与すること。 ニ 開発途上地域に設置される技術協力センターに必要な人員の派遣、機械設備の調 達等その設置及び運営に必要な業務を行うこと。 ホ 開発途上地域における公共的な開発計画に関し基礎的調査を行うこと。 二 有償の資金供与による協力（資金の供与の条件が開発途上地域にとって重い負担に ならないよう金利、償還期間等について緩やかな条件が付されているものに限る。以 下「有償資金協力」という。）に関する次の業務を行うこと。 イ 条約その他の国際約束に基づく有償資金協力として、開発途上地域の政府、政府 機関若しくは地方公共団体（以下「政府等」という。）又は国際機関その他の外務大

臣が指定する者に対して、その行う開発途上地域の経済及び社会の開発に寄与し、 かつ、我が国との経済交流を促進するため必要と認められる事業（これらの事業の 準備のための調査又は試験的実施を含む。以下「開発事業」という。）の実施に必要 な資金又は当該開発途上地域の経済の安定に関する計画の達成に必要な資金を貸し 付けること。 ロ 我が国又は開発途上地域の法人その他の団体その他の外務大臣が指定する者に対 して、その行う開発事業の実施に必要な資金を貸し付け、又は当該事業の遂行のた め特に必要があるときは出資をすること。 三 開発途上地域の政府等若しくは国際機関又は法人その他の団体に対して行われる無 償の資金供与による協力（政府の決定に基づき、資金を贈与することによって行われ る協力をいい、以下「無償資金協力」という。）に関する次の業務を行うこと。 イ 条約その他の国際約束に基づく無償資金協力（機動的な実施の確保その他外交政 策の遂行上の必要に基づき、外務大臣がその実施のために必要な業務の全部又は一 部を自ら行うものとして指定するものを除く。）の実施のために必要な業務を行うこ と。 ロ イに規定する無償資金協力以外の無償資金協力のうち、その適正な実施を確保す るために機構の関与が必要なものとして外務大臣が指定するものに係る契約の締結 に関し、調査、あっせん、連絡その他の必要な業務を行うとともに、当該契約の履 行状況に関し必要な調査を行うこと。 四 国民、一般社団法人、一般財団法人、特定非営利活動促進法（平成十年法律第七号） 第二条第二項の特定非営利活動法人その他民間の団体等の奉仕活動又は地方公共団体 若しくは大学の活動であって、開発途上地域の住民を対象として当該開発途上地域の 経済及び社会の開発又は復興に協力することを目的とするもの（以下この号及び第四 十二条第二項第三号において「国民等の協力活動」という。）を促進し、及び助長する ため、次の業務を行うこと。 イ 開発途上地域の住民と一体となって行う国民等の協力活動を志望する個人の募集、 選考及び訓練を行い、並びにその訓練のための施設を設置し、及び運営すること。 ロ 条約その他の国際約束に基づき、イの選考及び訓練を受けた者を開発途上地域に 派遣すること。 ハ 開発途上地域に対する技術協力のため、国民等の協力活動を志望するものからの 提案に係る次の事業であって外務大臣が適当と認めるものを、当該国民等の協力活 動を志望するものに委託して行うこと。 （１） 当該開発途上地域からの技術研修員に対する技術の研修 （２） 当該開発途上地域に対する技術協力のための人員の派遣 （３） 当該開発途上地域に対する技術協力のための機材の供与 ニ 国民等の協力活動に関し、知識を普及し、及び国民の理解を増進すること。

五 移住者に対する援助及び指導等を国の内外を通じ一貫して実施するため、次の業務 を行うこと。 イ 海外移住に関し、調査及び知識の普及を行うこと。 ロ 海外において、移住者の事業、職業その他移住者の生活一般について、相談に応 じ、及び指導を行うこと。 ハ 海外において、移住者の定着のために必要な福祉施設の整備その他の援助を行う こと。 六 開発途上地域等における大規模な災害に対する国際緊急援助活動（国際緊急援助隊 の派遣に関する法律（昭和六十二年法律第九十三号）第二条に規定する活動をいう。） その他の緊急援助のための機材その他の物資を備蓄し、又は供与すること。 七 第一号、第四号ハ及び前号並びに次項の業務の遂行に必要な人員の養成及び確保を 行うこと。 八 前各号に掲げる業務に関連して必要な調査及び研究を行うこと。 九 前各号に掲げる業務に附帯する業務を行うこと。 ２ 機構は、前項の業務のほか、次の業務を行う。 一 国際緊急援助隊の派遣に関する法律に基づき、国際緊急援助隊を派遣すること。 二 国際緊急援助隊の派遣に関する法律に基づき、国際緊急援助活動に必要な機材その 他の物資の調達、輸送の手配等を行うこと。 ３ 機構は、前二項の業務のほか、外務大臣が適当と認める場合には、本邦又は外国にお いて政府等若しくは国際機関又は法人その他の団体の委託を受けて、前二項の業務の遂行 に支障のない範囲内で、開発途上地域の経済及び社会の開発若しくは復興又は経済の安定 に寄与する業務を行うことができる。 第十四条 機構は、前条第一項第二号に規定する業務について、一般の金融機関が行う資 金の貸付け又は出資を補完し、又は奨励するよう行うものとし、これらと競争してはなら ない。 ２ 機構は、一般の金融機関が通常の条件により資金の貸付け又は出資を行うことが困難 と認められる場合に限り、前条第一項第二号に規定する業務を行うことができる。 ３ 機構は、開発事業に係る事業計画又は前条第一項第二号イの経済の安定に関する計画 の内容が適切であり、その達成の見込みがあると認められる場合に限り、同号に規定する 業務を行うことができる。 （委託並びに委託業務に従事する銀行等の役員及び職員の地位） 第十五条 機構は、銀行法（昭和五十六年法律第五十九号）に規定する銀行、長期信用銀 行法（昭和二十七年法律第百八十七号）に規定する長期信用銀行その他政令で定める金融 機関（以下この条において「銀行等」という。）に対し、有償資金協力に関する業務（第

十三条第一項第二号に規定する業務並びに同項第八号及び第九号並びに同条第三項に規 定する業務のうち有償資金協力に係るものをいい、以下「有償資金協力業務」という。） の一部を委託することができる。 ２ 前項の規定により機構の業務の委託を受けた銀行等（以下「受託者」という。）の役員 及び職員でその委託を受けた業務に従事するものは、刑法その他の罰則の適用については、 法令により公務に従事する職員とみなす。 （中期計画の記載事項） 第十六条 機構の通則法第三十条第一項に規定する中期計画に関する同条第二項の規定の 適用については、同項中「次に掲げる事項」とあるのは、「次に掲げる事項（有償資金協 力業務については、第三号及び第七号に掲げる事項を除く。）」とする。 第四章 財務及び会計 （区分経理） 第十七条 機構は、次に掲げる業務ごとに経理を区分し、それぞれ勘定を設けて整理しな ければならない。 一 第十三条に規定する業務（有償資金協力業務を除く。） 二 有償資金協力業務 ２ 次の各号に掲げる金額に係る経理は、当該各号に定める勘定において行うものとする。 一 附則第二条第六項の規定により機構に出資があったものとされた金額 前項第一号 に掲げる業務に係る勘定（以下「一般勘定」という。） 二 改正法附則第二条第五項の規定により機構に出資があったものとされた金額 有償 資金協力業務に係る勘定（以下「有償資金協力勘定」という。） （有償資金協力業務に係る予算） 第十八条 機構は、毎事業年度、有償資金協力業務に係る収入及び支出の予算を作成し、 主務大臣を経由して、これを財務大臣に提出しなければならない。 ２ 前項の収入は、貸付金の利息、出資に対する配当金その他資産の運用に係る収入及び 附属雑収入とし、同項の支出は、事務取扱費、業務委託費、通則法第四十五条第一項及び この法律第三十二条第一項の規定による借入金の利子、同項又は同条第五項の規定により 発行する機構債券の利子及び附属諸費とする。 ３ 財務大臣は、第一項の規定により有償資金協力業務に係る予算の提出を受けたときは、 これを検討して必要な調整を行い、閣議の決定を経なければならない。 ４ 内閣は、有償資金協力業務に係る予算について、前項の規定による閣議の決定があっ たときは、その予算を国の予算とともに国会に提出しなければならない。

５ 有償資金協力業務に係る予算の形式及び内容については、財務大臣が、主務大臣と協 議して定める。 ６ 有償資金協力業務に係る予算の作成及び提出の手続については、財務大臣が定める。 第十九条 前条の有償資金協力業務に係る予算には、次に掲げる書類を添付しなければな らない。 一 当該事業年度の有償資金協力業務に係る事業計画及び資金計画に関する書類 二 前々年度の有償資金協力業務に係る損益計算書、貸借対照表及び財産目録 三 前年度及び当該事業年度の有償資金協力業務に係る予定損益計算書及び予定貸借対 照表 四 その他当該予算の参考となる書類 （有償資金協力業務に係る予備費） 第二十条 予見し難い事由による支出の予算の不足を補うため、有償資金協力業務に係る 予算に予備費を設けることができる。 （有償資金協力業務に係る予算の議決） 第二十一条 有償資金協力業務に係る予算の国会の議決に関しては、国の予算の議決の例 による。 （有償資金協力業務に係る予算の通知） 第二十二条 内閣は、有償資金協力業務に係る予算が国会の議決を経たときは、主務大臣 を経由して、直ちにその旨を機構に通知するものとする。 ２ 機構は、前項の規定による通知を受けた後でなければ、当該予算を執行することがで きない。 ３ 財務大臣は、第一項の規定による通知があったときは、直ちにその旨を会計検査院に 通知しなければならない。 （有償資金協力業務に係る補正予算） 第二十三条 機構は、有償資金協力業務に係る予算の作成後に生じた事由に基づき当該予 算に変更を加える必要がある場合には、有償資金協力業務に係る補正予算を作成し、これ に当該補正予算の作成により変更した第十九条第一号、第三号及び第四号に掲げる書類 （前年度の有償資金協力業務に係る予定損益計算書及び予定貸借対照表を除く。）を添え、 主務大臣を経由して財務大臣に提出することができる。ただし、予算の追加に係る補正予 算は、当該予算の作成後に生じた事由に基づき特に緊要となった場合に限り、作成するこ とができる。

２ 第十八条第二項から第六項まで及び前二条の規定は、前項の規定による有償資金協力 業務に係る補正予算について準用する。 （有償資金協力業務に係る暫定予算） 第二十四条 機構は、必要に応じて、一事業年度のうちの一定期間についての有償資金協 力業務に係る暫定予算を作成し、これに有償資金協力業務に係る当該期間の事業計画及び 資金計画その他当該暫定予算の参考となる事項に関する書類を添え、主務大臣を経由して 財務大臣に提出することができる。 ２ 第十八条第二項から第六項まで、第二十一条及び第二十二条の規定は、前項の規定に よる有償資金協力業務に係る暫定予算について準用する。 ３ 有償資金協力業務に係る暫定予算は、その事業年度の有償資金協力業務に係る予算が 成立したときは失効するものとし、有償資金協力業務に係る暫定予算に基づく支出がある ときは、これをその事業年度の有償資金協力業務に係る予算に基づいてしたものとみなす。 （有償資金協力業務に係る予算の執行） 第二十五条 機構は、有償資金協力業務に係る支出の予算については、当該予算に定める 目的のほかに使用してはならない。 第二十六条 機構は、有償資金協力業務に係る予算で指定する経費の金額については、財 務大臣の承認を受けなければ、流用することができない。 ２ 機構は、前項の規定により承認を受けようとするときは、主務大臣を経由してしなけ ればならない。 ３ 財務大臣は、前項の承認をしたときは、直ちにその旨を会計検査院に通知しなければ ならない。 ４ 財務大臣は、第一項の規定による承認をしたときは、遅滞なく、その旨を主務大臣に 通知しなければならない。 第二十七条 機構は、有償資金協力業務に係る予備費を使用するときは、直ちにその旨を 主務大臣を経由して財務大臣に通知しなければならない。 ２ 財務大臣は、前項の規定による通知を受けたときは、直ちにその旨を会計検査院に通 知しなければならない。 （有償資金協力業務に係る財務諸表等） 第二十八条 機構は、有償資金協力業務に係る財産目録及び貸借対照表（これらの書類に 記載すべき事項を記録した電磁的記録（電子的方式、磁気的方式その他人の知覚によって は認識することができない方式で作られる記録であって、電子計算機による情報処理の用

に供されるものとして財務大臣が定めるものをいう。以下この項及び第三十条第一項にお いて同じ。）を含む。）を四月から九月まで及び十月から翌年三月までの半期ごとに、有償 資金協力業務に係る損益計算書（当該損益計算書に記載すべき事項を記録した電磁的記録 を含む。）をこれらの半期及び事業年度ごとに作成し、これらの書類（以下「財務諸表」 という。）に関する監査報告を添付して、当該半期経過後二月以内又は当該事業年度終了 後三月以内に、主務大臣を経由して財務大臣に届け出なければならない。 ２ 機構は、前項の規定による財務諸表の届出をしたときは、遅滞なく、財務諸表を官報 に公告し、かつ、財務諸表及び附属明細書並びに同項の監査報告を、各事務所に備えて置 き、財務省令で定める期間、一般の閲覧に供しなければならない。 ３ 機構は、有償資金協力業務に係る決算を完結したときは、遅滞なく、その事業年度の 有償資金協力業務に係る業務報告書を、各事務所に備えて置き、財務省令で定める期間、 一般の閲覧に供しなければならない。 ４ 第二項に規定する附属明細書及び前項に規定する業務報告書に記載すべき事項は、財 務省令で定める。 ５ 有償資金協力業務に係る財務諸表については、通則法第三十八条の規定は、適用しな い。 （有償資金協力業務に係る決算） 第二十九条 機構は、毎事業年度の有償資金協力業務に係る決算を翌事業年度の五月三十 一日までに完結しなければならない。 第三十条 機構は、有償資金協力業務に係る決算完結後、有償資金協力業務に係る予算の 区分に従い、毎事業年度の有償資金協力業務に係る決算報告書（当該決算報告書に記載す べき事項を記録した電磁的記録を含む。）を作成し、当該決算報告書に関する監査報告を 添付し、かつ、第二十八条第一項の規定により財務大臣に届け出た有償資金協力業務に係 る財務諸表を添え、遅滞なく、主務大臣を経由して財務大臣に提出しなければならない。 ２ 財務大臣は、前項の規定により有償資金協力業務に係る決算報告書及び財務諸表の提 出を受けたときは、これを内閣に送付しなければならない。 ３ 内閣は、前項の規定により有償資金協力業務に係る決算報告書及び財務諸表の送付を 受けたときは、翌事業年度の十一月三十日までにこれを会計検査院に送付し、その検査を 経て、国の歳入歳出の決算とともに、国会に提出しなければならない。 ４ 機構は、第一項の規定による有償資金協力業務に係る決算報告書の提出をしたときは、 遅滞なく、同項の決算報告書及び監査報告を、各事務所に備えて置き、財務省令で定める 期間、一般の閲覧に供しなければならない。 ５ 第一項に規定する有償資金協力業務に係る決算報告書の形式及び内容については、財 務大臣が定める。

６ 第二十八条第五項の規定は、有償資金協力業務に係る決算報告書について準用する。 （利益及び損失の処理の特例等） 第三十一条 機構は、一般勘定について、通則法第二十九条第二項第一号に規定する中期 目標の期間（以下この項において「中期目標の期間」という。）の最後の事業年度に係る 通則法第四十四条第一項又は第二項の規定による整理を行った後、同条第一項の規定によ る積立金があるときは、その額に相当する金額のうち外務大臣の承認を受けた金額を、当 該中期目標の期間の次の中期目標の期間に係る通則法第三十条第一項の認可を受けた中 期計画（同項後段の規定による変更の認可を受けたときは、その変更後のもの）の定める ところにより、当該次の中期目標の期間における第十七条第一項第一号に掲げる業務の財 源に充てることができる。 ２ 機構は、前項に規定する積立金の額に相当する金額から同項の規定による承認を受け た金額を控除してなお残余があるときは、その残余の額を国庫に納付しなければならない。 ３ 前二項に定めるもののほか、一般勘定に係る納付金の納付の手続その他積立金の処分 に関し必要な事項は、政令で定める。 ４ 機構は、有償資金協力勘定について、毎事業年度、その損益計算において利益を生じ たときは、前事業年度から繰り越した損失をうめ、なお残余があるときは、その残余の額 を、準備金として、有償資金協力勘定に整理された資本金の額と同額に達するまでは、積 み立てなければならない。 ５ 機構は、有償資金協力勘定について、毎事業年度、その損益計算において損失を生じ たときは、前項の規定による準備金を減額して整理し、なお不足があるときは、その不足 額は、繰越欠損金として整理しなければならない。 ６ 第四項の準備金は、有償資金協力勘定において生じた損失の補てんに充てる場合を除 いては、取り崩してはならない。 ７ 機構は、第四項の規定による残余の額から同項の規定により準備金として積み立てた 額を控除した残額を、翌事業年度の五月三十一日までに国庫に納付しなければならない。 ８ 政府は、前項の規定による納付金の一部を、政令で定めるところにより、その事業年 度中において概算で納付させることができる。 ９ 前項に定めるもののほか、第七項の規定による有償資金協力勘定に係る納付金の納付 の手続その他納付金に関し必要な事項は、政令で定める。 １０ 有償資金協力勘定については、通則法第四十四条の規定は、適用しない。 （有償資金協力勘定における長期借入金及び国際協力機構債券） 第三十二条 機構は、有償資金協力業務を行うために必要な資金の財源に充てるため、政 府から長期借入金をし、又は国際協力機構債券（以下「機構債券」という。）を発行する ことができる。

２ 前項の規定による長期借入金又は機構債券の発行により調達した資金は、有償資金協 力勘定に帰属させなければならない。 ３ 機構は、毎事業年度、政令で定めるところにより、第一項の規定による機構債券の発 行に係る基本方針を作成し、主務大臣の認可を受けなければならない。これを変更しよう とするときも、同様とする。 ４ 機構は、第一項の規定により機構債券を発行したときは、政令で定めるところにより、 遅滞なく、その旨を主務大臣に届け出なければならない。 ５ 第一項に定めるもののほか、機構は、機構債券を失った者に対し交付するため必要が あるときは、政令で定めるところにより、機構債券を発行することができる。 ６ 第一項又は前項の規定により発行する機構債券の債権者は、機構の財産について他の 債権者に先立って自己の債権の弁済を受ける権利を有する。 ７ 前項の先取特権の順位は、民法（明治二十九年法律第八十九号）の規定による一般の 先取特権に次ぐものとする。 ８ 機構は、機構債券の発行に関する事務の全部又は一部を銀行、信託業者又は金融商品 取引業（金融商品取引法（昭和二十三年法律第二十五号）第二条第八項に規定する金融商 品取引業をいう。次項において同じ。）を行う者に委託することができる。 ９ 会社法（平成十七年法律第八十六号）第七百五条第一項及び第二項並びに第七百九条 の規定は、前項の規定により委託を受けた銀行、信託業者又は金融商品取引業を行う者に ついて準用する。 １０ 前各項に定めるもののほか、機構債券に関し必要な事項は、政令で定める。 （有償資金協力勘定における借入金等の限度額） 第三十三条 有償資金協力勘定における通則法第四十五条第一項の規定による短期借入金 の現在額、前条第一項の規定による長期借入金の現在額及び同項の規定により発行する機 構債券の元本に係る債務の現在額の合計額は、第五条に規定する資本金のうち有償資金協 力勘定に区分された額及び第三十一条第四項に規定する準備金の額の合計額の三倍に相 当する額を超えてはならない。 ２ 前項の規定にかかわらず、機構債券について、発行済みのものの借換えのため必要が あるときは、一時当該額を超えて機構債券を発行することができる。 （政府保証） 第三十四条 政府は、法人に対する政府の財政援助の制限に関する法律（昭和二十一年法 律第二十四号）第三条の規定にかかわらず、予算をもって定める金額の範囲内において、 第三十二条第一項の規定により発行する機構債券に係る債務（国際復興開発銀行等からの 外資の受入に関する特別措置に関する法律（昭和二十八年法律第五十一号。以下この条に おいて「外資受入法」という。）第二条の規定により政府が保証契約をすることができる

債務を除く。第三項において同じ。）について、保証契約をすることができる。 ２ 前項の予算をもって定める金額のうち、外国を発行地とする本邦通貨をもって表示す る機構債券に係る債務についての金額は、外資受入法第二条第二項に規定する予算をもっ て定める金額と区別して定めることが困難であるときは、当該金額と合算して定めること ができる。 ３ 政府は、第一項の規定によるほか、機構が第三十二条第五項の規定により発行する機 構債券に係る債務について、保証契約をすることができる。 （資金の交付） 第三十五条 政府は、予算の範囲内において、機構に対し、機構が第十三条第一項第三号 イに規定する無償資金協力における贈与（以下この条において「贈与」という。）に充て るために必要な資金を、当該無償資金協力の計画ごとに交付するものとする。 ２ 機構は、前項の規定により交付を受けた資金を、贈与に充てるための資金として管理 しなければならない。 ３ 機構は、第一項の規定により資金の交付を受けた無償資金協力の計画の完了後におい てなお当該資金に残余があるときは、その残余の額を国庫に納付しなければならない。た だし、外務大臣の承認を受けたときは、その残余の額の全部又は一部を当該計画が完了し た日を含む事業年度の翌事業年度の贈与に充てることができる。 （余裕金の運用の特例） 第三十六条 機構は、通則法第四十七条の規定にかかわらず、次の方法により、有償資金 協力勘定に属する業務上の余裕金を運用することができる。 一 財政融資資金への預託 二 日本銀行への預金 三 譲渡性預金証書の保有 四 その他安全かつ効率的なものとして主務大臣の指定する方法 （補助金等に係る予算の執行の適正化に関する法律の準用） 第三十七条 補助金等に係る予算の執行の適正化に関する法律（昭和三十年法律第百七十 九号）の規定（罰則を含む。）は、第十三条第一項第五号ハの規定により機構が交付する 助成金について準用する。この場合において、同法（第二条第七項を除く。）中「各省各 庁」とあるのは「独立行政法人国際協力機構」と、「各省各庁の長」とあるのは「独立行 政法人国際協力機構の理事長」と、同法第二条第一項及び第四項、第七条第二項、第十九 条第一項及び第二項、第二十四条並びに第三十三条中「国」とあるのは「独立行政法人国 際協力機構」と、同法第十四条中「国の会計年度」とあるのは「独立行政法人国際協力機 構の事業年度」と読み替えるものとする。

第五章 雑則 （報告及び検査） 第三十八条 主務大臣は、この法律を施行するため必要があると認めるときは、受託者が 委託を受けた業務の範囲内で、当該受託者に対して報告をさせ、又はその職員に、受託者 の事務所に立ち入り、業務の状況若しくは帳簿、書類その他必要な物件を検査させること ができる。 ２ 前項の規定により職員が立入検査をする場合には、その身分を示す証明書を携帯し、 関係人にこれを提示しなければならない。 ３ 第一項の規定による立入検査の権限は、犯罪捜査のために認められたものと解しては ならない。 （権限の委任） 第三十九条 主務大臣は、政令で定めるところにより、通則法第六十四条第一項及び前条 第一項の規定による立入検査の権限の一部を内閣総理大臣に委任することができる。ただ し、有償資金協力業務の範囲内に限る。 ２ 内閣総理大臣は、前項の委任に基づき、通則法第六十四条第一項又は前条第一項の規 定により立入検査をしたときは、速やかに、その結果について主務大臣に報告するものと する。 ３ 内閣総理大臣は、第一項の規定により委任された権限及び前項の規定による権限を金 融庁長官に委任する。 ４ 金融庁長官は、政令で定めるところにより、前項の規定により委任された権限の全部 又は一部を財務局長又は財務支局長に委任することができる。 （緊急の必要がある場合の外務大臣等の要求） 第四十条 外務大臣は、国際情勢の急激な変化により又は外国政府若しくは国際機関（国 際会議その他国際協調の枠組みを含む。）の要請等を受けて外交政策の遂行上緊急の必要 があると認めるとき、又は関係行政機関の要請を受けて緊急の必要があると認めるときは、 機構に対し、第十三条に規定する業務又は機構の外国にある事務所について必要な措置を とることを求めることができる。 ２ 主務大臣は、有償資金協力業務に係る財務の状況を著しく悪化させる事態を避けるた めに緊急の必要があると認めるときは、機構に対し、第四十三条第一項第二号に掲げる事 項について必要な措置をとることを求めることができる。 ３ 機構は、外務大臣から第一項の規定による求めがあったとき、又は主務大臣から前項 の規定による求めがあったときは、正当な理由がない限り、その求めに応じなければなら

ない。 （連絡等） 第四十一条 機構は、第十三条第一項第一号、第四号イ及びロ、第五号、第六号並びに同 条第二項の業務の運営については、地方公共団体と密接に連絡するものとする。 ２ 地方公共団体は、機構に対し、前項に規定する業務の運営について協力するよう努め るものとする。 （協議） 第四十二条 外務大臣は、次の場合には、財務大臣に協議しなければならない。 一 通則法第二十条第二項の規定により監事を任命しようとするとき。 二 第十七条第一項第一号に掲げる業務に関し、第三十一条第一項の規定による承認を しようとするとき。 三 第三十五条第三項の規定による承認をしようとするとき。 ２ 外務大臣は、次の場合には、関係行政機関の長（第一号及び第二号の場合にあっては、 財務大臣を除く。）に協議しなければならない。 一 第十三条第一項第一号及び第四号から第七号までに掲げる業務に関し、通則法第二 十九条第一項の規定により中期目標を定め、又は変更しようとするとき。 二 第十三条第一項第一号及び第四号から第七号までに掲げる業務に関し、通則法第三 十条第一項の規定による認可をしようとするとき。 三 第十三条第一項第四号ハの業務に関し、機構が国民等の協力活動を志望するものに 委託して行う事業として適当なものを認めようとするとき。 ３ 外務大臣は、第十三条第一項第二号に規定する業務に関し、第一号から第四号までの 場合にあっては財務大臣及び経済産業大臣に、第五号及び第六号の場合にあっては経済産 業大臣に協議しなければならない。 一 第十三条第一項第二号の規定により貸付け又は出資を受ける者を指定しようとする とき。 二 第四十条第一項の規定により必要な措置をとることを求めようとするとき。 三 通則法第二十八条第一項の規定による認可をしようとするとき。 四 通則法第二十八条第二項の規定により外務省令を定めようとするとき。 五 通則法第二十九条第一項の規定により中期目標を定め、又は変更しようとするとき。 六 通則法第三十条第一項の規定による認可をしようとするとき。 ４ 外務大臣は、第十三条第一項第二号イの業務に関し、次の各号に掲げる場合には、当 該各号に定める事項（役員及び職員並びに財務及び会計その他の管理業務（次条第一項に おいて「管理業務」という。）に関するものを除く。）について関係行政機関の長の意見を 聴かなければならない。

一 通則法第二十九条第一項の規定により中期目標を定め、又は変更しようとするとき 同条第二項第二号、第三号及び第五号に掲げる事項 二 通則法第三十条第一項の規定による認可をしようとするとき 同条第二項第一号、 第二号及び第八号に掲げる事項 （主務大臣等） 第四十三条 この法律及び機構に係る通則法における主務大臣は、次のとおりとする。 一 管理業務に関する事項（次号に掲げるものを除く。）については、外務大臣 二 管理業務のうち有償資金協力業務に係る財務及び会計に関する事項については、外 務大臣及び財務大臣 三 管理業務以外の業務に関する事項については、外務大臣 ２ 機構に係る通則法における主務省令は、主務大臣の発する命令とする。 （国家公務員宿舎法の適用除外） 第四十四条 国家公務員宿舎法（昭和二十四年法律第百十七号）の規定は、機構の役員及 び職員には適用しない。 第六章 罰則 第四十五条 第十一条の規定に違反して秘密を漏らし、又は盗用した者は、一年以下の懲 役又は三十万円以下の罰金に処する。 第四十六条 第三十八条第一項の規定による報告をせず、若しくは虚偽の報告をし、又は 同項の規定による検査を拒み、妨げ、若しくは忌避した場合には、その違反行為をした受 託者の役員又は職員は、三十万円以下の罰金に処する。 ２ 機構の役員又は職員に関する通則法第七十条の規定の適用については、「二十万円」と あるのは、「三十万円」とする。 第四十七条 次の各号のいずれかに該当する場合には、その違反行為をした機構の役員又 は職員は、二十万円以下の過料に処する。 一 第十三条に規定する業務以外の業務を行ったとき。 二 この法律の規定により外務大臣又は財務大臣の承認を受けなければならない場合に おいて、その承認を受けなかったとき。 三 この法律の規定により主務大臣の認可を受けなければならない場合において、その 認可を受けなかったとき。 四 この法律の規定により財務大臣又は主務大臣に届出をしなければならない場合にお

いて、その届出をせず、又は虚偽の届出をしたとき。 五 第三十三条第一項の規定に違反して資金の借入れ又は債券の発行をしたとき。 六 第三十六条の規定に違反して業務上の余裕金を運用したとき。 第四十八条 第六条の規定に違反した者は、十万円以下の過料に処する。 附則 抄 （施行期日） 第一条 この法律は、公布の日から施行する。ただし、附則第五条から第七条まで及び第 十条から第十六条までの規定は、平成十五年十月一日から施行する。 （国際協力事業団の解散等） 第二条 国際協力事業団（以下「事業団」という。）は、機構の成立の時において解散する ものとし、その一切の権利及び義務は、次項の規定により国が承継する資産を除き、その 時において機構が承継する。 ２ 機構の成立の際現に事業団が有する権利のうち、機構がその業務を確実に実施するた めに必要な資産以外の資産は、機構の成立の時において国が承継する。 ３ 前項の規定により国が承継する資産の範囲その他当該資産の国への承継に関し必要な 事項は、政令で定める。 ４ 事業団の平成十五年四月一日に始まる事業年度は、事業団の解散の日の前日に終わる ものとする。 ５ 事業団の平成十五年四月一日に始まる事業年度に係る決算並びに財産目録、貸借対照 表及び損益計算書については、なお従前の例による。 ６ 第一項の規定により機構が事業団の権利及び義務を承継したときは、その承継の際、 機構が承継する資産の価額から負債の金額を差し引いた額は、政府から機構に対し出資さ れたものとする。 ７ 前項の資産の価額は、機構の成立の日現在における時価を基準として評価委員が評価 した価額とする。 ８ 前項の評価委員その他評価に関し必要な事項は、政令で定める。 ９ 第一項の規定により事業団が解散した場合における解散の登記については、政令で定 める。 （業務の特例） 第三条 機構は、第十三条に規定する業務のほか、次に掲げる業務（これに附帯する業務 を含む。）を行うことができる。

一 附則第五条の規定による廃止前の国際協力事業団法（昭和四十九年法律第六十二号。 以下この項並びに次条及び附則第六条において「旧法」という。）第二十一条第一項第 三号イ又はロの規定により貸し付けられた資金に係る債権の回収が終了するまでの間、 当該債権の管理及び回収を行うこと。 二 当分の間、旧法第二十一条第一項第三号イ又はロに規定する資金で事業団がその貸付 けの決定をしたものに係る貸付けを行うこと。 三 当分の間、旧法第二十一条第一項第三号イ又はロの規定による貸付け又は出資の対象 となった事業及び前号の規定による貸付けの対象となった事業に必要な調査及び技術 の指導を行うこと。 四 旧法第二十一条第一項第四号ホの規定により行われた土地の譲渡に係る債権の回収 が終了するまでの間、当該債権の管理及び回収を行うこと。 五 当分の間、旧法第二十一条第一項第四号ホの規定により取得された土地の管理及び譲 渡を行うこと。 六 旧法第二十一条第一項第四号ヘ又はトの規定により貸し付けられた資金に係る債権 の回収が終了するまでの間、当該債権の管理及び回収を行うこと。 七 平成十八年三月三十一日までの間、移住者又はその団体で海外において農業、漁業、 工業その他の事業を行うものに対する当該事業に必要な資金の貸付け並びに海外にお いて農業、漁業、工業その他の事業であって移住者の定着及び安定に寄与すると認めら れるものを行う者（移住者及びその団体を除く。）に対する当該事業に必要な資金の貸 付けを行うこと。 ２ 前項の規定により機構が同項第一号から第三号までに規定する業務を行う場合には、 第四十三条の規定にかかわらず、機構に係る通則法における主務大臣及び主務省令は、こ れらの業務のうち農林業の開発に係るものに関する事項については、それぞれ外務大臣及 び農林水産大臣並びに外務省令・農林水産省令とし、これらの業務のうち鉱工業の開発に 係るものに関する事項については、それぞれ外務大臣及び経済産業大臣並びに外務省令・ 経済産業省令とする。 ３ 第一項の規定により機構が同項に規定する業務を行う場合には、第十七条第一項第一 号及び第四十七条第一号中「第十三条」とあるのは、「第十三条及び附則第三条第一項」 とする。 （資本金の減少） 第四条 機構は、次に掲げる債権又は資金の回収により取得した資産の総額から、政令に 定める金額を差し引いた額を、政令で定めるところにより、国庫に納付しなければならな い。 一 前条第一項第一号、第四号及び第六号に規定する債権 二 前条第一項第二号及び第七号の規定により行われる貸付けに係る債権

三 前条第一項第五号の規定により行われる土地の譲渡に係る債権 四 旧法第二十一条第一項第三号ロの規定により出資された資金 ２ 機構は、前項の規定により国庫納付金を納付したときは、その納付額により資本金を 減少するものとする。 （国際協力事業団法の廃止） 第五条 国際協力事業団法は、廃止する。 （国際協力事業団法の廃止に伴う経過措置） 第六条 前条の規定の施行前に旧法（第十条を除く。）の規定によりした処分、手続その他 の行為は、通則法又はこの法律の相当する規定によりした処分、手続その他の行為とみな す。 第七条 附則第五条の規定の施行前にした行為及び附則第二条第五項の規定によりなお従 前の例によることとされる事項に係るこの法律の施行後にした行為に対する罰則の適用 については、なお従前の例による。 （名称の使用制限に関する経過措置） 第八条 この法律の施行の際現に国際協力機構という名称を使用している者については、 第六条の規定は、この法律の施行後六月間は、適用しない。 （政令への委任） 第九条 附則第二条から第四条まで及び前三条に定めるもののほか、機構の設立に伴い必 要な経過措置その他この法律の施行に関し必要な経過措置は、政令で定める。 附則 （平成一六年六月二三日法律第一三〇号） 抄 （施行期日） 第一条 この法律は、平成十六年十月一日から施行する。ただし、次の各号に掲げる規定 は、当該各号に定める日から施行する。 二 第二条、第七条、第十条、第十三条及び第十八条並びに附則第九条から第十五条まで、 第二十八条から第三十六条まで、第三十八条から第七十六条の二まで、第七十九条及び 第八十一条の規定 平成十七年四月一日 附則 （平成一八年六月二日法律第五〇号） 抄

この法律は、一般社団・財団法人法の施行の日から施行する。 附則 （平成一八年一一月一五日法律第一〇〇号） 抄 （施行期日） 第一条 この法律は、平成二十年十月一日（以下「施行日」という。）から施行する。ただ し、第十九条の改正規定及び同条を第四十三条とする改正規定並びに次条及び附則第八条 の規定は公布の日から、附則第十四条の規定は一般社団法人及び一般財団法人に関する法 律及び公益社団法人及び公益財団法人の認定等に関する法律の施行に伴う関係法律の整 備等に関する法律（平成十八年法律第五十号）の施行の日又は施行日のいずれか遅い日か ら施行する。 （権利及び義務の承継） 第二条 この法律の施行の時において現に国際協力銀行が有する権利及び義務であって次 に掲げるものは、次項の規定により国が承継する資産を除き、権利及び義務の承継に関し 必要な事項を定めた承継計画書において定めるところに従い、その時において独立行政法 人国際協力機構（以下「機構」という。）が承継する。 一 附則第十一条の規定による改正前の国際協力銀行法（平成十一年法律第三十五号。以 下この条から附則第四条まで及び附則第六条において「改正前国際協力銀行法」とい う。）第二十三条第二項に規定する海外経済協力業務に係る権利及び義務 二 改正前国際協力銀行法第五十六条第一号に規定する役員及び職員その他の管理業務 に係る権利及び義務のうち機構が承継することとされたもの ２ 前項各号に掲げる業務に係る権利のうち、機構がそれらの業務を確実に実施するため に必要な資産以外の資産は、この法律の施行の時において国が承継する。 ３ 前項の規定により国が承継する資産の範囲その他当該資産の国への承継に関し必要な 事項は、政令で定める。 ４ 第一項の承継計画書は、国際協力銀行が、政令で定める基準に従って作成し、外務大 臣及び財務大臣の認可を受けたものでなければならない。 ５ 国際協力銀行の平成二十年四月一日に始まる事業年度の決算並びに財産目録、貸借対 照表及び損益計算書の作成等については、改正前国際協力銀行法第四十条第一項（監事の 意見に係る部分に限る。）及び第四十三条第一項（監事の意見に係る部分に限る。）に係る 部分を除き、機構及び株式会社日本政策金融公庫が従前の例により行うものとする。この 場合において、改正前国際協力銀行法第四十条第一項中「を四月から九月まで及び十月か ら翌年三月までの半期ごとに、」とあるのは「並びに」と、「これらの半期及び事業年度ご とに作成」とあるのは「作成」と、「当該半期経過後二月以内又は当該事業年度終了後三 月以内に」とあるのは「平成二十年十二月三十一日までに」と、改正前国際協力銀行法第

四十二条中「毎事業年度の決算を翌事業年度の五月三十一日」とあるのは「平成二十年四 月一日に始まる事業年度に係る決算を平成二十年十一月三十日」と、改正前国際協力銀行 法第四十三条第三項中「翌事業年度の十一月三十日」とあるのは「平成二十一年十一月三 十日」とする。 ６ 国際協力銀行の平成二十年四月一日に始まる事業年度の改正前国際協力銀行法第二十 三条第二項に規定する海外経済協力業務に係る改正前国際協力銀行法第四十四条の規定 による利益及び損失の処理並びに国庫への納付については、機構が従前の例により行うも のとする。この場合において、同条第五項中「毎事業年度」とあるのは「平成二十年四月 一日に始まる事業年度」と、「翌事業年度の五月三十一日」とあるのは「平成二十年十一 月三十日」とする。 ７ 第一項の規定により機構が国際協力銀行の権利及び義務を承継したときは、その承継 の際、機構が承継する資産の価額（改正前国際協力銀行法第四十四条第二項の規定により 積立金として積み立てられている金額があるときは当該金額を控除した金額とし、同条第 三項の規定により繰越欠損金として整理されている金額があるときは当該金額を加算し た金額とする。）から負債の金額を差し引いた額は、政府から機構に対し追加して出資さ れたものとする。 ８ 前項の資産の価額は、施行日現在における時価を基準として評価委員が評価した価額 とする。 ９ 前項の評価委員その他評価に関して必要な事項は、政令で定める。 １０ 第一項の規定により機構が国際協力銀行の権利及び義務を承継したときは、その承 継の際改正前国際協力銀行法第四十四条第二項の規定により積立金として積み立てられ ている金額又は同条第三項の規定により繰越欠損金として整理されている金額は、この法 律による改正後の独立行政法人国際協力機構法（以下この条、次条及び附則第六条におい て「新法」という。）第十七条第二項第二号に規定する有償資金協力勘定において、それ ぞれ新法第三十一条第五項の準備金又は同条第六項の繰越欠損金として整理しなければ ならない。 １１ 国際協力銀行は、第一項の規定により機構が国際協力銀行の権利及び義務を承継し たときは、その承継の際改正前国際協力銀行法第四十一条第一項第二号に掲げる業務に係 る勘定に属する資本金の額により資本金を減少するものとする。 （権利及び義務の承継に伴う経過措置） 第三条 前条第一項の規定により機構が承継する次の各号に掲げる借入金又は債券に係る 債務について政府がした当該各号に定める保証契約は、その承継後においても、当該借入 金又は債券に係る債務について従前の条件により存続するものとする。 一 改正前国際協力銀行法第四十五条第一項の国際協力銀行債券 改正前国際協力銀行 法第四十七条の規定による保証契約

二 改正前国際協力銀行法附則第十五条の規定による廃止前の海外経済協力基金法（昭和 三十五年法律第百七十三号。以下この号及び次条において「旧基金法」という。）第二 十九条の二第一項の長期借入金及び海外経済協力基金債券 旧基金法第二十九条の四 の規定による保証契約 ２ 前項の銀行債券及び海外経済協力基金債券は、新法第三十二条第六項及び第七項の規 定の適用については、同条第一項の規定による機構債券とみなす。 第四条 附則第二条第一項の規定により機構が国際協力銀行の義務を承継したときは、当 該承継の時において発行されている全ての改正前国際協力銀行法第四十五条第一項の国 際協力銀行債券及び改正前国際協力銀行法附則第十五条の規定による廃止前の日本輸出 入銀行法（昭和二十五年法律第二百六十八号）第三十九条の二第一項の外貨債券等に係る 債務については、機構及び株式会社国際協力銀行が連帯して弁済の責めに任ずる。 ２ 前項の国際協力銀行債券又は外貨債券等の債権者は、機構又は株式会社国際協力銀行 の財産について他の債権者に先立って自己の債権の弁済を受ける権利を有する。 ３ 前項の先取特権の順位は、民法（明治二十九年法律第八十九号）の規定による一般の 先取特権に次ぐものとする。 （非課税） 第五条 附則第二条第一項の規定により機構が権利を承継する場合における当該承継に伴 う登記又は登録については、登録免許税を課さない。 ２ 附則第二条第一項の規定により機構が権利を承継する場合における当該承継に係る不 動産又は自動車の取得に対しては、不動産取得税又は自動車取得税を課することができな い。 （処分等の効力） 第六条 施行日前に改正前国際協力銀行法（第十一条を除く。）の規定によりした処分、手 続その他の行為は、独立行政法人通則法（平成十一年法律第百三号）又は新法中の相当す る規定によりした処分、手続その他の行為とみなす。 （罰則に関する経過措置） 第七条 施行日前にした行為に対する罰則の適用については、なお従前の例による。 （政令への委任） 第八条 附則第二条から前条までに定めるもののほか、この法律の施行に関し必要な経過 措置は、政令で定める。

附則 （平成一九年五月二五日法律第五八号） 抄 （施行期日） 第一条 この法律は、平成二十年十月一日から施行する。ただし、次の各号に掲げる規定 は、当該各号に定める日から施行する。 一 第五十二条（独立行政法人国際協力機構法の一部を改正する法律附則第四条第一項及 び第二項の改正規定を除く。）の規定 公布の日 （罰則に関する経過措置） 第八条 この法律の施行前にした行為に対する罰則の適用については、なお従前の例によ る。 （政令への委任） 第九条 附則第二条から前条までに定めるもののほか、この法律の施行に関し必要な経過 措置は、政令で定める。 （調整規定） 第十条 この法律及び株式会社商工組合中央金庫法（平成十九年法律第七十四号）、株式会 社日本政策投資銀行法（平成十九年法律第八十五号）又は地方公営企業等金融機構法（平 成十九年法律第六十四号）に同一の法律の規定についての改正規定がある場合において、 当該改正規定が同一の日に施行されるときは、当該法律の規定は、株式会社商工組合中央 金庫法、株式会社日本政策投資銀行法又は地方公営企業等金融機構法によってまず改正さ れ、次いでこの法律によって改正されるものとする。 附則 （平成一九年六月一三日法律第八五号） 抄 （施行期日） 第一条 この法律は、公布の日から施行する。ただし、次の各号に掲げる規定は、当該各 号に定める日から施行する。 三 附則第二十六条から第六十条まで及び第六十二条から第六十五条までの規定 平成 二十年十月一日 （検討） 第六十六条 政府は、附則第一条第三号に定める日までに、電気事業会社の日本政策投資 銀行からの借入金の担保に関する法律、石油の備蓄の確保等に関する法律、石油代替エネ ルギーの開発及び導入の促進に関する法律、民間都市開発の推進に関する特別措置法、エ

ネルギー等の使用の合理化及び資源の有効な利用に関する事業活動の促進に関する臨時 措置法、民間資金等の活用による公共施設等の整備等の促進に関する法律その他の法律 （法律に基づく命令を含む。）の規定により政投銀の投融資機能が活用されている制度に ついて、当該制度の利用者の利便にも配慮しつつ、他の事業者との対等な競争条件を確保 するための措置を検討し、その検討の結果を踏まえ、所要の措置を講ずるものとする。 （会社の長期の事業資金に係る投融資機能の活用） 第六十七条 政府は、会社の長期の事業資金に係る投融資機能を附則第一条第三号に定め る日以後において活用する場合には、他の事業者との間の適正な競争関係に留意しつつ、 対等な競争条件を確保するための措置その他当該投融資機能の活用に必要な措置を講ず るものとする。 附則 （平成二三年五月二日法律第三九号） 抄 （施行期日） 第一条 この法律は、公布の日から施行する。ただし、第五条第一項及び第四十七条並び に附則第二十二条から第五十一条までの規定は、平成二十四年四月一日から施行する。 （罰則の適用に関する経過措置） 第五十一条 附則第一条ただし書に規定する規定の施行前にした行為に対する罰則の適用 については、なお従前の例による。 （会社の業務の在り方の検討） 第五十二条 政府は、会社の成立後、この法律の施行の状況を勘案しつつ、会社が一般の 金融機関が行う金融を補完するものであることを旨とする観点から、会社の業務の在り方 について検討を加え、必要があると認めるときは、その結果に基づいて業務の廃止その他 の所要の措置を講ずるものとする。 附則 （平成二三年六月二四日法律第七四号） 抄 （施行期日） 第一条 この法律は、公布の日から起算して二十日を経過した日から施行する。 附則 （平成二六年六月一三日法律第六七号） 抄 （施行期日）

第一条 この法律は、独立行政法人通則法の一部を改正する法律（平成二十六年法律第六 十六号。以下「通則法改正法」という。）の施行の日から施行する。ただし、次の各号に 掲げる規定は、当該各号に定める日から施行する。 一 附則第十四条第二項、第十八条及び第三十条の規定 公布の日 （処分等の効力） 第二十八条 この法律の施行前にこの法律による改正前のそれぞれの法律（これに基づく 命令を含む。）の規定によってした又はすべき処分、手続その他の行為であってこの法律 による改正後のそれぞれの法律（これに基づく命令を含む。以下この条において「新法令」 という。）に相当の規定があるものは、法律（これに基づく政令を含む。）に別段の定めの あるものを除き、新法令の相当の規定によってした又はすべき処分、手続その他の行為と みなす。 （罰則に関する経過措置） 第二十九条 この法律の施行前にした行為及びこの附則の規定によりなおその効力を有す ることとされる場合におけるこの法律の施行後にした行為に対する罰則の適用について は、なお従前の例による。 （その他の経過措置の政令等への委任） 第三十条 附則第三条から前条までに定めるもののほか、この法律の施行に関し必要な経 過措置（罰則に関する経過措置を含む。）は、政令（人事院の所掌する事項については、 人事院規則）で定める。 附則 （令和四年六月一七日法律第六八号） 抄 （施行期日） １ この法律は、刑法等一部改正法施行日から施行する。ただし、次の各号に掲げる規定 は、当該各号に定める日から施行する。 一 第五百九条の規定 公布の日

(Translation)

Act of the Incorporated Administrative Agency-Japan International Cooperation Agency

Act No. 136 of December 6, 2002

Last amended by Act No. 68 of June 17, 2022

Table of Contents

Chapter 1	General Provisions (Articles 1 - 6)
Chapter 2	Officers and Employees (Articles 7 - 12)
Chapter 3	Operation (Articles 13 - 16)
Chapter 4	Finance and Accounting (Articles 17 - 37)
Chapter 5	Miscellaneous Provisions (Articles 38 - 44)
Chapter 6	Penal Provisions (Articles 45 - 48)

*Supplementary Provisions have been omitted.

Chapter 1	General Provisions

(Purpose)

Article 1

The purpose of this Act is to provide for such matters concerning the Incorporated Administrative Agency - Japan International Cooperation Agency as for its name, objective, scope of operations, etc.

(Name)

Article 2

The name of the Incorporated Administrative Agency which is prescribed in paragraph (1) of Article 2 of the Act on General Rules for Incorporated Administrative Agency (Act No. 103 of 1999; hereinafter referred to as the “Act on General Rules”) and established pursuant to the provisions of this Act and the Act on General Rules shall be the Incorporated Administrative Agency - Japan International Cooperation Agency.

(Objective of the Agency)

Article 3

The objective of the Incorporated Administrative Agency - Japan International Cooperation Agency (hereinafter referred to as the “Agency”) is to contribute to the promotion of international cooperation and to the sound development of Japan and the international socioeconomy by contributing to the development or reconstruction of the economy and society, or economic stability of overseas regions which are in the developing stage (hereinafter referred to as the “Developing Area”) through the operations necessary for implementation of technical cooperation, implementation of cooperation through finance and investment or grant and promotion of cooperation activities of citizens toward the residents of the Developing Area; operations necessary for settling down of the emigrants to Central and South American area, etc.; and operations necessary for emergency assistance against large-scale disasters in the Developing Area, etc.

(Agency Managed Under the Medium-Term Objectives)

Article 3-2

The Agency shall be an Agency Managed under the Medium-term Objectives, which is prescribed in paragraph (2) of Article 2 of the Act on General Rules.

(Office)

Article 4

The Agency shall have its principal office in Tokyo.

(Stated Capital)

Article 5

(1)	The Agency’s stated capital shall be the total amounts which are deemed to have been contributed by the Japanese Government pursuant to the provisions of paragraph (6) of Article 2 of the Supplementary Provisions and paragraph (7) of Article 2 of the Supplementary Provisions of the Act Amending in Part the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency (Act No. 100 of 2006; hereinafter referred to as the “Amendment Act”).

(2)	The Japanese Government may, when it finds necessary, make additional capital contributions to the Agency within the amounts prescribed by the budget.

(3)	When a capital contribution is made by the Japanese Government pursuant to the provisions of the preceding paragraph, the Agency shall increase its stated capital by the amount of such contribution. In such case, the relevant stated capital shall be disposed of pertaining to each account pertaining to the specific operation prescribed in each item of paragraph (1) of Article 17 in accordance with the separation of accounting set forth in said paragraph.

(Restriction on Use of Name)

Article 6

No person other than the Agency may use the name of Japan International Cooperation Agency.

Chapter 2	Officers and Employees

(Officers)

Article 7

(1)	The Agency shall have as its officers one (1) President and three (3) Auditors.

(2)	The Agency may have as officers one (1) Senior Vice-President and not more than eight (8) Vice-Presidents.

(Duties and Authorities, etc. of Senior Vice-President and Vice-Presidents)

Article 8

(1)	The Senior Vice-President shall, as determined by the President, represent the Agency and manage the Agency’s operations by assisting the President.

(2)	The Vice-Presidents shall, as determined by the President, manage the Agency’s operations by assisting the President (when the Senior Vice-President has been appointed, the President and the Senior Vice-President).

(3)	The officer to be prescribed under the Individual Act within the meaning of paragraph (2) of Article 19 of the Act on General Rules shall be the Senior Vice-President; provided, however, that if a Vice-President has been appointed but the Senior Vice-President has not been appointed, the officer shall be the Vice-President, and if neither the Senior Vice-President nor a Vice-President has been appointed, the officer shall be an Auditor.

(4)	In the proviso of the preceding paragraph, the Auditor who represents the President in his or her duties or performs his or her duties pursuant to the provisions of paragraph (2) of Article 19 of the Act on General Rules shall not perform the duties of the Auditor during such period.

(Terms of Office of the Senior Vice-President and the Vice-Presidents)

Article 9

The term of office of the Senior Vice-President shall be four (4) years, and that of the Vice-Presidents shall be two (2) years.

(Special Addition to Disqualification Clause for Officers)

Article 10

(1)	In addition to those matters prescribed in Article 22 of the Act on General Rules, a person falling under any of the following items may not become an officer:

(i)	A person who is engaged in the business of manufacturing or selling goods or contracting for works and has a close conflict of interest with the Agency in terms of business transactions, or if such person is a juridical person, its officers (including those who hold the authorities or control at least equivalent to those held by such officers regardless of the title).

(ii)	The officers of an organization comprised of the business operators set forth in the preceding item (including those who hold the authority or control at least equivalent to those held by such officers regardless of the title).

(2)	In the application of the provision of paragraph (1) of Article 23 of the Act on General Rules concerning a dismissal of the officers of the Agency, the words “preceding Article” shall be treated as meaning “preceding Article and paragraph (1) of Article 10 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency.”

(Confidentiality Obligations of Officers and Employees)

Article 11

Neither officers nor employees of the Agency shall divulge or appropriate any confidential information that they have acquired in the course of their duties. The same shall apply after they have ceased to work for the Agency.

(Status of Officers and Employees)

Article 12

In the application of the penal provisions, such as Penal Code (Act No. 45 of 1907), the officers and the employees of the Agency shall be deemed by laws and regulations as officers engaged in public service.

Chapter 3	Operation

(Scope of Operation)

Article 13

(1)	The Agency shall perform the following operations in order to achieve the objective set forth in Article 3:

(i)	To perform the following operations which are necessary for implementing the technical cooperation pursuant to an international agreement such as a treaty:

(a)	To provide the technical trainees from the Developing Area with technical training, and to establish and manage the facilities for training and the accommodation for the trainees;

(b)	To dispatch personnel to the Developing Area for technical cooperation;

(c)	To give the equipment and materials for the technical cooperation pertaining to the operation stipulated in clause (b) and other technical cooperation to the Developing Area;

(d)	To perform the operations that are necessary for the establishment and management of the technical cooperation centers to be established in the Developing Area, such as dispatching personnel and procuring machinery and equipment necessary for such centers; and

(e)	To conduct basic study regarding the public development plan of the Developing Area.

(ii)	To perform the following operations regarding cooperation through finance and investment (limited to those provided under concessional terms and conditions regarding the interest rate, repayment period, etc. so that the conditions of the supply of the funds shall not be a heavy burden on the Developing Area; hereinafter referred to as “Cooperation through Finance and Investment”):

(a)	To lend to a government, government agency, or local government (hereinafter referred to as the “Government, etc.”) of the Developing Area, or the person designated by the Minister for Foreign Affairs such as the international organization, as Cooperation through Finance and Investment pursuant to international agreement such as a treaty, the funds necessary for the implementation of the projects which contribute to the Developing Area’s economic and social development conducted by it and also are deemed to be necessary for the promotion of economic exchange with Japan (including the preparatory study or experimental implementation of such projects; hereinafter referred to as the “Development Projects”), or the funds necessary to accomplish a plan regarding economic stabilization of such areas; and

(b)	To lend to a person designated by the Minister for Foreign Affairs, such as a juridical person or another kind of organization in Japan or the Developing Areas, the funds required for the execution of their Development Projects; or to make capital contributions to such persons when there is a special necessity in order to effectuate the Development Projects.

(iii)	To perform the following operations regarding cooperation through grant aid (referring to the cooperation performed by donating funds pursuant to the decisions of the Japanese Government; hereinafter referred to as the “Cooperation through Grant”) to the Government, etc. of the Developing Area or the international organizations, or organizations such as juridical persons:

(a)	To perform necessary operations for the implementation of the Cooperation through Grant (excluding Cooperation through Grant in circumstances where a part of or all of the operations necessary for the implementation of the Cooperation through Grant are designated by the Minister for Foreign Affairs to be performed directly by the Minister, based on the need to secure agile implementation and the need in relation to executing diplomatic policy) pursuant to an international agreement such as a treaty; and

(b)	To perform necessary operations such as to investigate, mediate and communicate concerning the execution of any contract pertaining to Cooperation through Grant, other than those prescribed in clause (a), which is designated by the Minister for Foreign Affairs as being in need of the Agency’s participation in order to secure its appropriate implementation, and to perform necessary investigation regarding the status of the performance of such contract.

(iv)	To perform the following operations to promote and foster the volunteer activities of Japanese citizens, the General Incorporated Associations and General Incorporated Foundations, the Specified Non-Profit Organizations prescribed in paragraph (2) of Article 2 of the Act on the Promotion of Specified Non-Profit Organization Activities (Act No. 7 of 1998) and other private entities, etc., or the activities of local governments or universities, which are extended to the inhabitants of the Developing Area with the objective of cooperating in the economic and social development or reconstruction of such Developing Area (hereafter referred to as the “Cooperation Activities of Citizens, etc.” in this item and item (iii), paragraph (2) of Article 42):

(a)	To recruit, select and train individuals desiring to join the Cooperation Activities of Citizens, etc. to be performed in unity with the inhabitants of the Developing Area, and establish and operate the facilities for their training;

(b)	To dispatch the personnel selected and trained as prescribed in clause (a) to the Developing Area pursuant to international agreement such as treaty;

(c)	To perform the following operations for the technical cooperation extended to the Developing Area, pertaining to the proposals which were made by those desiring to join the Cooperation Activities of Citizens, etc. and deemed appropriate by the Minister for Foreign Affairs, by entrusting their implementation to those desiring to join such Cooperation Activities of Citizens, etc.:

(i)	To provide technical training to the technical trainees from the relevant Developing Area;

(ii)	To dispatch personnel for technical cooperation to be extended to the relevant Developing Area; and

(iii)	To give equipment and materials for technical cooperation to be extended to the relevant Developing Area; and

(d)	To disseminate knowledge and promote the understanding of Japanese citizens regarding the Cooperation Activities of Citizens, etc.

(v)	To perform the following operations in order to provide assistance and guidance, etc. for emigrants both within and outside Japan in an integrated manner:

(a)	To study and disseminate knowledge with regard to emigration;

(b)	To give counsel and guidance outside Japan regarding business and occupation of emigrants and other matters relating to emigrants’ living in general; and

(c)	To provide assistance such as the building of welfare facilities outside Japan which are necessary for the settling down of the emigrants.

(vi)	To store and give materials such as the equipment and machineries for emergency relief activities, including international emergency relief activities against large-scale disasters in the Developing Area, etc. (referring to the activities prescribed in Article 2 of the Act on Dispatch of the Japan Disaster Relief Team (Act No. 93 of 1987)).

(vii)	To train and secure the personnel necessary for the execution of the operations set forth in item (i), clause (c) of item (iv), and preceding item, and the following paragraph.

(viii)	To conduct research and study necessary in relation to the operations set forth in each of the preceding items.

(ix)	To perform the operations incidental to the operations set forth in each of the preceding items.

(2)	The Agency shall perform the following operations in addition to the operations set forth in the preceding paragraph:

(i)	To dispatch the Japan Disaster Relief Team pursuant to the Act on Dispatch of the Japan Disaster Relief Team.

(ii)	To procure or arrange for transportation of the materials such as the equipment and machineries necessary for international emergency relief activities, pursuant to the Act on Dispatch of the Japan Disaster Relief Team.

(3)	In addition to the operations set forth in the preceding two (2) paragraphs, when the Minister for Foreign Affairs deems it appropriate, the Agency may perform operations under entrustment made by the Government, etc. or an international organization, or an organization such as a juridical person, of Japan or a foreign state, which contribute to the Developing Areas’ economic and social development or reconstruction, or economic stabilization, to the extent that they do not interfere with the execution of the operations set forth in the preceding two (2) paragraphs.

Article 14

(1)	With respect to the operations prescribed in item (ii) of paragraph (1) of the preceding Article, the Agency shall supplement or encourage the lending of funds or investment conducted by ordinary financial institutions and shall not compete against them.

(2)	The Agency may perform the operations prescribed in item (ii) of paragraph (1) of the preceding Article only when the lending of funds or investment by ordinary financial institutions on ordinary terms is deemed difficult.

(3)	The Agency may perform the operations prescribed in item (ii) of paragraph (1) of the preceding Article only when the project plan for Development Projects or of the plan concerning economic stabilization under clause (a) of said item is appropriate, and there is a prospect of their accomplishment.

(Entrustment, and Status of Officers and Employees of Banks, etc. Engaged in Entrusted Operations)

Article 15

(1)	The Agency may entrust a part of the operations regarding the Cooperation through Finance and Investment (referring to the operations prescribed in item (ii) of paragraph (1) of Article 13 and to the operations prescribed in item (viii) and item (ix) of said paragraph and in paragraph (3) of said Article pertaining to the Cooperation through Finance and Investment hereinafter referred to as the “Operation of the Cooperation through Finance and Investment”) to the banks prescribed under the Banking Act (Act No. 59 of 1981), the long-term credit banks prescribed under the Long-Term Credit Bank Act (Act No. 187 of 1952), and other financial institutions prescribed by Cabinet Order (hereafter in this Article referred to as the “Banks, etc.”).

(2)	In the application of penal provisions such as the Penal Code, an officer and an employee of the Banks, etc. to which the operations of the Agency have been entrusted pursuant to the provisions of the preceding paragraph (hereinafter referred to as the “Trustee”), those who are engaged in the entrusted operations shall be deemed as a person engaged in public service by laws and regulations.

(Matters to be Stated in Mid-Term Plan)

Article 16

With respect to the application to the Agency of the provisions of paragraph (2) of Article 30 of the Act on General Rules regarding the Mid-Term Plan prescribed in paragraph (1) of said Article, the words “the following matters” in paragraph (2) of said Article shall be treated as meaning “the following matters (with regard to the Operations of the Cooperation through Finance and Investment, excluding the matters listed in item (iii) and item (vii)).”

Chapter 4	Finance and Accounting

(Separation of Accounting)

Article 17

(1)	The Agency shall separate its accounting by each operation provided below, and allocate it by creating accounts for each operation:

(i)	The operations prescribed in Article 13 (excluding the Operations of the Cooperation through Finance and Investment); and

(ii)	The Operations of the Cooperation through Finance and Investment.

(2)	The accounting of the amount pertaining to each of the following items shall be allocated under the accounts prescribed in the relevant item:

(i)	The amount which was deemed to have been contributed to the Agency pursuant to the provisions of paragraph (6) of Article 2 of the Supplementary Provisions - the accounts pertaining to the operations prescribed in item (i) of the preceding paragraph (hereinafter referred to as the “General Accounts”).

(ii)	The amount which was deemed to have been contributed to the Agency pursuant to the provisions of paragraph (5) of Article 2 of the Supplementary Provisions of the Amendment Act - the accounts pertaining to the Operations of the Cooperation through Finance and Investment (hereinafter referred to as the “Accounts for Finance and Investment”).

(Budget pertaining to the Operations of the Cooperation through Finance and Investment)

Article 18

(1)	The Agency shall, for each business year, prepare a budget of income and expenditure pertaining to the Operations of the Cooperation through Finance and Investment and submit it to the Minister of Finance through the competent Minister.

(2)	The income referred to in the preceding paragraph shall comprise of interest on loans, dividends from investments, and other income accruing from the investment of assets, and incidental miscellaneous income; and the expenditure referred to in the same paragraph shall comprise of expenses for management of administrative duties, expenses of delegation of operations, interest on the borrowings under the provisions of paragraph (1) of Article 45 of the Act on General Rules and paragraph (1) of Article 32 of this Act, the interest on the Agency Bonds issued pursuant to the provisions of said paragraph or paragraph (5) of said Article, and incidental expenses.

(3)	Upon receipt of the budget pertaining to the Operations of the Cooperation through Finance and Investment submitted pursuant to the provisions of paragraph (1), the Minister of Finance shall examine it, make any necessary adjustments thereto, and obtain the Cabinet’s decision thereon.

(4)	When the Cabinet decided on the budget pertaining to the Operations of the Cooperation through Finance and Investment pursuant to the preceding paragraph, the Cabinet shall submit the budget to the Diet together with the national budget.

(5)	The form and the contents of the budget pertaining to the Operations of the Cooperation through Finance and Investment shall be determined by the Minister of Finance through consultation with the competent Minister.

(6)	The procedures for the preparation and submission of the budget pertaining to the Operations of the Cooperation through Finance and Investment shall be determined by the Minister of Finance.

Article 19

The following documents shall be attached to the budget pertaining to the Operations of the Cooperation through Finance and Investment prescribed in the preceding Article:

(i)	Documents concerning the business plan and financial plan pertaining to the Operations of the Cooperation through Finance and Investment for the relevant business year;

(ii)	The profit and loss statement, balance sheet, and inventory of properties pertaining to the Operations of the Cooperation through Finance and Investment for the business year prior to the preceding business year;

(iii)	The estimated profit and loss statement and estimated balance sheet pertaining to the Operations of the Cooperation through Finance and Investment for the preceding and current business years;

(iv)	Any other reference materials with respect to the budget concerned.

(Contingency pertaining to the Operations of the Cooperation through Finance and Investment)

Article 20

The Agency may include contingency in its budget pertaining to the Operations of the Cooperation through Finance and Investment to cover a shortfall in the expenditure budget which may arise from unforeseeable causes.

(Resolution on Budget pertaining to the Operations of the Cooperation through Finance and Investment)

Article 21

The resolution of the Diet on the budget pertaining to the Operations of the Cooperation through Finance and Investment shall be governed by the same rules as those for the resolution on the national budget.

(Notification of Passing of Budget pertaining to the Operations of the Cooperation through Finance and Investment)

Article 22

(1)	When the budget pertaining to the Operations of the Cooperation through Finance and Investment has been resolved on by the Diet, the Cabinet shall immediately notify the Agency to that effect through the competent Minister.

(2)	The Agency may not execute its budget before it receives notification pursuant to the provision of the preceding paragraph.

(3)	When the notification has been made pursuant to the provisions of paragraph (1), the Minister of Finance shall immediately notify the Board of Audit to that effect.

(Supplementary Budget pertaining to the Operations of the Cooperation through Finance and Investment)

Article 23

(1)	The Agency may, when it becomes necessary to revise the budget pertaining to the Operations of the Cooperation through Finance and Investment because of an event which has occurred after the preparation of the budget, prepare a supplementary budget pertaining to the Operations of the Cooperation through Finance and Investment and submit it to the Minister of Finance through the competent Minister by attaching thereto the documents prescribed in item (i), item (iii) and item (iv) of Article 19 which have been revised as a result of the preparation of the relevant supplementary budget (excluding the estimated profit and loss statement and estimated balance sheet pertaining to the Operations of the Cooperation through Finance and Investment for the preceding business year); provided, however, that a supplementary budget pertaining to the increase of the budget may be prepared only in the case where it became urgently necessary as a result of an event which has occurred after the preparation of the relevant budget.

(2)	The provisions of paragraph (2) through paragraph (6) of Article 18 and of the preceding two (2) Articles shall apply mutatis mutandis to the supplementary budget pertaining to the Operations of the Cooperation through Finance and Investment prescribed in the preceding paragraph.

(Provisional Budget pertaining to the Operations of the Cooperation through Finance and Investment)

Article 24

(1)	The Agency may, when necessary, prepare a provisional budget pertaining to the Operations of the Cooperation through Finance and Investment for a specific period within a business year and submit it to the Minister of Finance through the competent Minister, together with the business plan and financial plan pertaining to the Operations of the Cooperation through Finance and Investment for the relevant period and other reference materials relevant to that provisional budget.

(2)	The provisions of paragraph (2) through paragraph (6) of Article 18, Article 21, and Article 22 shall apply mutatis mutandis to the provisional budget pertaining to the Operations of the Cooperation through Finance and Investment prescribed in the preceding paragraph.

(3)	The provisional budget pertaining to the Operations of the Cooperation through Finance and Investment shall cease to be effective when Diet approval of the budget pertaining to the Operations of the Cooperation through Finance and Investment for the business year has been obtained; and if expenditures have been made under the provisional budget pertaining to the Operations of the Cooperation through Finance and Investment, they shall be deemed to have been made pursuant to the budget pertaining to the Operations of the Cooperation through Finance and Investment for that business year.

(Execution of Budget pertaining to the Operations of the Cooperation through Finance and Investment)

Article 25

The Agency shall not use the budget for the expenditure pertaining to the Operations of the Cooperation through Finance and Investment for any other purpose than those prescribed in the relevant budget.

Article 26

(1)	The Agency may not divert the amount of the expense designated in the budget pertaining to the Operations of the Cooperation through Finance and Investment to other purpose without obtaining the approval of the Minister of Finance.

(2)	When the Agency intends to obtain the approval pursuant to the provisions of the preceding paragraph, it shall do so through the competent Minister.

(3)	When the Minister of Finance has granted the approval set forth in the preceding paragraph, the Minister of Finance shall immediately notify the Board of Audit to that effect.

(4)	When the Minister of Finance has granted the approval pursuant to the paragraph (1), the Minister of Finance shall without delay notify the competent Minister to that effect.

Article 27

(1)	When the Agency makes use of a contingency pertaining to the Operations of the Cooperation through Finance and Investment, it shall immediately notify the Minister of Finance to that effect through the competent Minister.

(2)	Upon receipt of the notification pursuant to the provision of the preceding paragraph, the Minister of Finance shall immediately notify the Board of Audit to that effect.

(Financial Statements, etc. pertaining to the Operations of the Cooperation through Finance and Investment)

Article 28

(1)	The Agency shall prepare an inventory of property and a balance sheet (including an electromagnetic record (referring to a record made by an electronic method, magnetic method and other method which may not be recognized by human perception and is designated by Minister of Finance as the record to be used for the information processing by a computer; hereinafter the same shall apply in this paragraph and paragraph (1) of Article 30) which records the items to be stated in such inventory of property and balance sheet) pertaining to the Operations of the Cooperation through Finance and Investment for each half-year period from April to September and from October to March of the following year, and profit and loss statement (including an electromagnetic record which records the items to be stated in such profit and loss statement) pertaining to the Operations of the Cooperation through Finance and Investment for each of the said half-years and for each business year (hereinafter referred to as “Financial Statements”), and make a report of them together with an audit report thereon to the Minister of Finance through the competent Minister within two (2) months of the end of the relevant half-year and within three (3) months of the end of the relevant business year.

(2)	When the Agency has made a report of the Financial Statements prescribed in the preceding paragraph, it shall without delay give public notice thereof in the official gazette, keep the Financial Statements and the annexed specifications and also the audit report set forth in said paragraph at all of its offices and make such documents available for public inspection during the period prescribed by the Ordinance of the Ministry of Finance.

(3)	When the Agency completed the settlement of accounts pertaining to the Operations of the Cooperation through Finance and Investment, the Agency shall without delay keep a business report on its operations pertaining to the Operations of the Cooperation through Finance and Investment for that business year at all its offices and make it available for public inspection during the period prescribed in the Ordinance of the Ministry of Finance.

(4)	The items to be stated in the annexed specifications prescribed in paragraph (2) and the business report prescribed in the preceding paragraph shall be provided for in the Ordinance of the Ministry of Finance.

(5)	The provision of Article 38 of the Act on General Rules shall not be applicable to the Financial Statements pertaining to the Operations of the Cooperation through Finance and Investment.

(Settlement of Accounts pertaining to the Operations of the Cooperation through Finance and Investment)

Article 29

The Agency shall complete the settlement of accounts pertaining to the Operations of the Cooperation through Finance and Investment for each business year by not later than May 31 of the following business year.

Article 30

(1)	After the completion of the settlement of accounts pertaining to the Operations of the Cooperation through Finance and Investment, the Agency shall prepare a report of the settlement of accounts pertaining to the Operations of the Cooperation through Finance and Investment for each business year (including any electromagnetic records which records the items to be stated in such report of the settlement of accounts) according to the classifications in the budget pertaining to the Operations of the Cooperation through Finance and Investment, and submit it to the Minister of Finance without delay through the competent Minister by attaching thereto an audit report regarding such report on the settlement of accounts as well as the Financial Statements pertaining to the Operations of the Cooperation through Finance and Investment which have been submitted to the Minister of Finance pursuant to the provision of paragraph (1) of Article 28.

(2)	When the Minister of Finance receives the submission of the report on the settlement of accounts and the Financial Statements pertaining to the Operations of the Cooperation through Finance and Investment pursuant to the provision of the preceding paragraph, the Minister of Finance shall send them to the Cabinet.

(3)	When the Cabinet receives the report on the settlement of accounts and the Financial Statements pertaining to the Operations of the Cooperation through Finance and Investment pursuant to the provision of the preceding paragraph, it shall send them to the Board of Audit by November 30 of the following business year, and after the inspection by the Board of Audit, submit them to the Diet together with the settlement of accounts of the national revenue and expenditure.

(4)	After the Agency has submitted the report on the settlement of accounts pertaining to the Operations of the Cooperation through Finance and Investment pursuant to the provision of paragraph (1), it shall, without delay, keep at each of its office the report on the settlement of accounts and the audit report set forth in said paragraph and make them available for public inspection during the period prescribed by the Ordinance of the Ministry of Finance.

(5)	The form and content of the report of the settlement of accounts pertaining to the Operations of the Cooperation through Finance and Investment provided for in paragraph (1) shall be determined by the Minister of Finance.

(6)	The provision of paragraph (5) of Article 28 shall apply mutatis mutandis to the report on the settlement of accounts pertaining to the Operations of the Cooperation through Finance and Investment.

(Special Provisions, etc. regarding Disposition of Profit and Loss)

Article 31

(1)	With respect to the General Accounts, if, after making the allocation under the provision of paragraph (1) or paragraph (2) of Article 44 of the Act on General Rules pertaining to the last business year of the period for the Mid-Term Objective (hereinafter referred to as the “Mid-Term Objective Period” in this paragraph) prescribed in item (i) of paragraph (2) of Article 29 of the Act on General Rules, there is any reserve fund for the General Accounts prescribed in paragraph (1) of Article 44 of said Act, the Agency may allocate the portion of such amount, pertaining to which the approval of the Minister for Foreign Affairs has been obtained, as a source of financing the operations prescribed in item (i) of paragraph (1) of Article 17 for the Mid-Term Objective Period following the relevant Mid-Term Objective Period, as prescribed by the Mid-Term Plan pertaining to which the approval under paragraph (1) of Article 30 of the Act on General Rules has been obtained (if the approval for its revision has been obtained under the provision of the second sentence of said paragraph, referring to the Mid-Term Plan as so revised) for such following Mid-Term Objective Period.

If there is any residual amount in the reserve fund for the General Accounts prescribed in the preceding paragraph after deducting the amount for which the approval has been obtained pursuant to the provision of said paragraph from the amount of the said reserve fund, the Agency shall pay such residual amount to the National Treasury.

(3)	In addition to the matters provided for in the preceding two (2) paragraphs, the procedures for the payments of amounts payable pertaining to the General Accounts and other necessary matters concerning the disposal of the reserve fund for the General Accounts shall be provided by Cabinet Order.

(4)	With respect to the Accounts for the Finance and Investment for each business year, if the calculation of profits and losses resulted in a profit, the Agency shall use it to make up the losses carried forward from the preceding business year, and if there is still any residual amount, shall accumulate such amount as a reserve fund until it reaches the amount equal to the amount of stated capital allocated for the Accounts for the Finance and Investment.

(5)	With respect to the Accounts for Finance and Investment for each business year, if the calculation of profits and losses resulted in a loss, the Agency shall allocate it by reducing the reserve fund pursuant to the provision of the preceding paragraph, and if there still is a shortfall, shall allocate the amount of such shortfall as a carried forward loss.

(6)	The reserve fund prescribed in paragraph (4) shall not be drawn down except for the purpose of covering losses incurred in the Accounts for Finance and Investment.

(7)	The Agency shall pay the balance, obtained by deducting the amount accumulated as the reserve fund pursuant to the provision of paragraph (4) from the residual amount prescribed in said paragraph, to the National Treasury by May 31 of the following business year.

(8)	The Japanese Government may have a portion of the payment amount prescribed by the provision of the preceding paragraph paid to the National Treasury during the relevant business year based on the estimation pursuant to the provision of Cabinet Order.

(9)	In addition to the matters provided for in the preceding paragraph, the procedures for the payment of the amount payable pertaining to the Accounts for Finance and Investment pursuant to the provision of paragraph (7) and other necessary matters concerning the amount payable shall be prescribed by Cabinet Order.

(10)	The provision of Article 44 of the Act on General Rules shall not be applicable to the Accounts for Finance and Investment.

(Long-Term Borrowing and Japan International Cooperation Agency Bond under the Accounts for Finance and Investment)

Article 32

(1)	The Agency may borrow funds from the Japanese Government on a long-term basis or issue an Japan International Cooperation Agency Bond (hereinafter referred to as the “Agency Bond”)in order to collect resources for financing the funds necessary to perform the Operations of the Cooperation through Finance and Investment.

(2)	The funds procured by the long-term borrowing or issuance of the Agency Bond pursuant to the provisions of the preceding paragraph shall belong to the Accounts for Finance and Investment.

(3)	For each business year, the Agency shall prepare, pursuant to the provision of Cabinet Order, a basic policy regarding the issuance of the Agency Bond prescribed by paragraph (1), and obtain the approval from the competent Minister. The same shall apply when the Agency intends to revise such policy.

(4)	When the Agency has issued the Agency Bond pursuant to the provision of paragraph (1), it shall without delay notify to that effect to the competent Minister pursuant to the provision of Cabinet Order.

(5)	In addition to the matters provided for in paragraph (1), the Agency may, pursuant to the provision of Cabinet Order, issue Agency Bond, when it is necessary to deliver to a person who has lost his or her Agency Bond.

(6)	The obligees pertaining to the Agency Bond issued pursuant to the provision of paragraph (1) or the preceding paragraph shall have the right to receive payment for their claims with priority, regarding the property of the Agency, to other creditors.

(7)	The order of priority of the statutory lien set forth in the preceding paragraph shall be second to the general statutory lien under the provisions of the Civil Code (Act No. 89 of 1896).

(8)	The Agency may entrust the whole or a part of any administrative entities related to the issuance of Agency Bond to banks, trust corporations, or persons conducting the financial instruments business (referring to the financial instruments business prescribed in paragraph (8) of Article 2 of the Financial Instruments and Exchange Act (Act No. 25 of 1948); the same shall apply in the next paragraph).

(9)	The provision of paragraph (1) and paragraph (2) of Article 705 and Article 709 of the Companies Act (Act No. 86 of 2005) shall apply mutatis mutandis to the banks, trust corporations, or persons conducting the financial instruments business to which the entrustment was made pursuant to the provision of the preceding paragraph.

(10)	In addition to the matters provided for in the preceding paragraphs, necessary matters relating to the Agency Bond shall be prescribed by Cabinet Order.

(Limitation of Amount of Borrowing, etc. under the Accounts for Finance and Investment)

Article 33

(1)	The total of the outstanding amount of short-term borrowings pursuant to the provisions of paragraph (1), Article 45 of the Act on General Rules, the outstanding amount of long-term borrowings pursuant to the provision of paragraph (1) of the preceding Article, and the outstanding amount of the obligations pertaining to the principal of the Agency Bond issued pursuant to the provision of said paragraph shall not exceed the amount which is three times of the sum of the amount of the portion of the stated capital prescribed in Article 5 which is allocated to the Accounts for Finance and Investment and the amount of the reserve fund prescribed in paragraph (4) of Article 31.

(2)	Notwithstanding the provision of the preceding paragraph, with respect to the Agency Bond, if it is necessary for refinancing those already issued, the Agency Bond may be issued temporarily in excess of such amount.

(Government Guarantee)

Article 34

(1)	Notwithstanding the provision of Article 3 of the Act on Restriction on Financial Assistance by the Japanese Government to Juridical Persons (Act No. 24 of 1946), the Japanese Government may guarantee the obligations pertaining to an Agency Bond issued pursuant to the provision of paragraph (1) of Article 32 (excluding the obligations which the Japanese Government may guarantee pursuant to Article 2 of the Act concerning Special Measures with respect to Acceptance of Foreign Capital from the International Bank for Reconstruction and Development, etc. (Act No. 51 of 1953) (hereinafter referred to as the “Foreign Capital Acceptance Act” in this Article); the same being applicable in paragraph (3)) within the amount prescribed by the budget.

(2)	When, with respect to the amount prescribed in a budget referred to in the preceding paragraph, it is difficult to provide the amount of obligations with respect to an Agency Bond denominated in Japanese currency to be issued in a foreign country as distinct from the amount prescribed in a budget referred to in paragraph (2), Article 2 of the Foreign Capital Acceptance Act, it may be prescribed in aggregate with such amount.

(3)	The Japanese Government may, in addition to the cases prescribed in paragraph (1), guarantee the obligations with respect to an Agency Bond issued by the Agency pursuant to paragraph (5), Article 32.

(Granting Funds)

Article 35

(1)	Within the limitation of the budget, the Japanese Government shall grant the Agency the funds which are necessary for the Agency to allocate for the gift under the Cooperation through Grant prescribed in clause (a), item (iii) of paragraph (1) of Article 13 (hereinafter referred to as the “Gift” in this Article) on a plan-to-plan basis of such Cooperation through Grant.

(2)	The Agency shall allocate the funds granted pursuant to the provision of the preceding paragraph as funds to be appropriated for the Gift.

(3)	If there is any residual amount of the reserve fund granted pursuant to the provision of paragraph (1) even after the completion of the relevant plan of the Cooperation through Grant, the Agency shall pay such residual amount to the National Treasury; provided, however, that in the case where the approval of the Minister for Foreign Affairs has been obtained, the whole or a part of such residual amount may be allocated for the Gift of the business year which immediately follows the business year in which the date of completion of the relevant plan falls.

(Special Provisions for Investment of Surplus Fund)

Article 36

Notwithstanding the provision of Article 47 of the Act on General Rules, the Agency may invest the operational surplus fund belonging to the Accounts for Finance and Investment in the following manners:

(i)	Depositing in the Fiscal Loan Fund;

(ii)	Depositing in the Bank of Japan;

(iii)	Holding negotiable bank deposit certificates; and

(iv)	Other methods designated by the competent Minister as safe and efficient method.

(Mutatis Mutandis Application of the Act on the Normalization of Execution of the Budget pertaining to Subsidy, etc.)

Article 37

The provisions (including penal provisions) of the Act on the Normalization of Execution of the Budget pertaining to Subsidy, etc. (Act No. 179 of 1955) shall apply mutatis mutandis to the subsidy granted by the Agency pursuant to the provision of clause (c), item (v) of paragraph (1) of Article 13. In this case, the terms “each ministry and each agency” in said Act (excluding paragraph (7) of Article 2) shall be deemed to be replaced with “the Incorporated Administrative Agency-Japan International Cooperation Agency”; the terms “the head of each ministry and each agency” in said Act (excluding paragraph (7) of Article 2) with “the President of the Incorporated Administrative Agency-Japan International Cooperation Agency”; the terms “the State” in paragraph (1) and paragraph (4) of Article 2, paragraph (2) of Article 7, paragraph (1) and paragraph (2) of Article 19, Article 24, and Article 33 of said Act with “the Incorporated Administrative Agency-Japan International Cooperation Agency”; and the terms “the fiscal year of the State” in Article 14 of said Act with “the business year of the Incorporated Administrative Agency-Japan International Cooperation Agency”.

Chapter 5	Miscellaneous Provisions

(Report and Inspection)

Article 38

(1)	When the competent Minister finds it necessary for the enforcement of this Act, the competent Minister may have the Trustee make a report within the scope of the operations entrusted to such Trustee, or cause the Minister’s staff members to enter the offices of the Trustee and inspect the status of the operations or books and records, documents and other necessary articles.

(2)	When an employee is to perform the on-site inspection pursuant to the provision of the preceding paragraph, such member shall carry with him or her an identification card and present it to the persons concerned.

(3)	The authority to perform the on-site inspection prescribed in paragraph (1) shall not be interpreted to have been granted for a criminal investigation.

(Delegation of Authority)

Article 39

(1)	The competent Minister may delegate a part of the authority to perform the on-site inspection prescribed in paragraph (1) of Article 64 of the Act on General Rules and paragraph (1) of the preceding Article to the Prime Minister pursuant to the provision of Cabinet Order; provided, however, that it shall be limited to the scope of the Operations of the Cooperation through Finance and Investment.

(2)	When the Prime Minister performs the on-site inspection pursuant to the provision of paragraph (1) of Article 64 of the Act on General Rules or paragraph (1) of the preceding Article based on the delegation prescribed in the preceding paragraph, the Prime Minister shall promptly report its result to the competent Minister.

(3)	The Prime Minister delegates the authority delegated pursuant to the provision of paragraph (1) and the authority prescribed in the preceding paragraph to the Commissioner of the Financial Services Agency.

(4)	The Commissioner of the Financial Services Agency may delegate the whole or a part of the authority delegated pursuant to the provision of the preceding paragraph to the Director-General of the Local Finance Bureau or to the Director-General of the Local Finance Branch Bureau.

(Request of the Minister for Foreign Affairs, etc. in the Case of Urgent Necessity)

Article 40

(1)	The Minister for Foreign Affairs may request the Agency to take necessary measures with regard to the operations prescribed in Article 13 or to its offices located abroad when the Minister finds it urgently necessary for the execution of diplomatic policies because of a drastic change in the international situations or in response to a request, etc. made by a foreign government or international organization (including international conferences and other frameworks for international cooperation), or when the Minister finds it urgently necessary in response to a request made by a relevant administrative organ.

(2)	The competent Minister may request the Agency to take necessary measures with regard to the matters listed in item (ii) of paragraph (1) of Article 43 when the Minister finds it urgently necessary to avoid the situation of significantly exacerbating finances pertaining to the Operations of the Cooperation through Finance and Investment.

(3)	When the request pursuant to the provision of paragraph (1) was made by the Minister for Foreign Affairs, or when the request was made pursuant to the provision of the preceding paragraph by the competent Minister, the Agency shall meet such request in the absence of a justifiable reason not to do so.

(Communication, etc.)

Article 41

(1)	The Agency shall have close liaison with the local governments regarding the administration of the operations listed in item (i), clause (a) and clause (b) of item (iv), item (v), and item (vi) of paragraph (1) of Article 13, and in paragraph (2) of said Article.

(2)	Local governments shall endeavor to cooperate with the Agency regarding the administration of the operations prescribed in the preceding paragraph.

(Consultation)

Article 42

(1)	The Minister for Foreign Affairs shall consult with the Minister of Finance in the following cases:

(i)	When the Minister for Foreign Affairs intends to appoint the Auditor pursuant to the provision of paragraph (2) of Article 20 of the Act on General Rules;

(ii)	When the Minister for Foreign Affairs intends to grant the approval pursuant to the provision of paragraph (1) of Article 31 pertaining to the operations listed in item (i) of paragraph (1) of Article 17; and

(iii)	When the Minister for Foreign Affairs intends to grant the approval pursuant to the provision of paragraph (3) of Article 35.

(2)	The Minister for Foreign Affairs shall consult with the head of the relevant administrative organ (excluding the Minister of Finance in the cases of item (i) and item (ii)) in the following cases:

(i)	When the Minister for Foreign Affairs intends to set up or revise the Mid-Term Objective pursuant to the provision of paragraph (1) of Article 29 of the Act on General Rules pertaining to the operations listed in item (i) and item (iv) through item (vii) of paragraph (1) of Article 13;

(ii)	When the Minister for Foreign Affairs intends to grant the approval pursuant to the provision of paragraph (1) of Article 30 of the Act on General Rules pertaining to the operations listed in item (i) and item (iv) through item (vii) of paragraph (1) of Article 13; and

(iii)	When the Minister for Foreign Affairs intends to confirm the appropriate operations to be performed by the Agency through the entrustment to the persons desiring to join the Cooperation Activities of Citizens, etc. pertaining to the operations listed in clause (c), item (iv) of paragraph (1) of Article 13.

(3)	With respect to the operations prescribed in item (ii) of paragraph (1) of Article 13, the Minister for Foreign Affairs shall consult with the Minister of Finance and the Minister of Economy, Trade and Industry in the cases of item (i) through item (iv), and shall consult with the Minister of Economy, Trade and Industry in the cases of item (v) and item (vi):

(i)	When the Minister for Foreign Affairs intends to designate the person to receive the loan or capital contribution pursuant to the provision of item (ii) of paragraph (1) of Article 13;

(ii)	When the Minister for Foreign Affairs intends to make a request for the implementation of necessary measures pursuant to the provision of paragraph (1) of Article 40;

(iii)	When the Minister for Foreign Affairs intends to grant the approval pursuant to the provision of paragraph (1) of Article 28 of the Act on General Rules;

(iv)	When the Minister of Foreign Affairs intends to provide for the Ordinance of the Ministry of Foreign Affairs pursuant to the provision of paragraph (2) of Article 28 of the Act on General Rules;

(v)	When the Minister for Foreign Affairs intends to set up or revise the Mid-Term Objective pursuant to the provision of paragraph (1) of Article 29 of the Act on General Rules; and

(vi)	When the Minister for Foreign Affairs intends to grant the approval pursuant to the provision of paragraph (1) of Article 30 of the Act on General Rules.

(4)	With respect to the operations prescribed in clause (a), item (ii) of paragraph (1) of Article 13, the Minister for Foreign Affairs shall hear the opinions of the head of the relevant administrative organ in the events set forth in the following items regarding the matters prescribed in the relevant item (excluding the matters relating to the officers and employees, and finance and accounting, and other managerial operations (referred to as the “Managerial Operations” in paragraph (1) of the following Article)):

(i)	When the Minister for Foreign Affairs intends to set up or revise the Mid-Term Objective pursuant to the provision of paragraph (1) of Article 29 of the Act on General Rules - the matters listed in item (ii), item (iii) and item (v) of paragraph

(2)	of said Article; and

(ii)	When the Minister for Foreign Affairs intends to grant the approval pursuant to the provision of paragraph (1) of Article 30 of the Act on General Rules - the matters listed in item (i), item (ii), and item (viii) of paragraph (2) of said Article.

(Competent Minister, etc.)

Article 43

(1)	The competent Minister under this Act and the Act on General Rules pertaining to the Agency shall be as follows:

(i)	With respect to the matters relating to the managerial operations (excluding those listed in the next item) - the Minister for Foreign Affairs;

(ii)	With respect to the matters relating to the managerial operations which are of finances and accounting pertaining to the Operations of the Cooperation through Finance and Investment - the Minister for Foreign Affairs and the Minister of Finance; and

(iii)	With respect to the matters other than the managerial operations - the Minister for Foreign Affairs.

(2)	The competent Ordinance under the Act on General Rules pertaining to the Agency shall be the orders issued by the competent Minister.

(Exclusion from Application of the National Public Officers Housing Act)

Article 44

The provisions of the National Public Officers Housing Act (Act No. 117 of 1949) shall not be applicable to the officers and employees of the Agency.

Chapter 6	Penal Provisions

Article 45

Any person who, in violation of the provision of Article 11, has divulged or appropriated any confidential information, shall be punished by imprisonment with work for not more than one (1) year or a fine of not more than 300,000 yen.

Article 46

(1)	The officer or employee of the Trustee who failed to submit a report or submitted a false report prescribed in paragraph (1) of Article 38, or refused, obstructed, or recused the inspection pursuant to the provision of said paragraph shall be punished by a fine of not more than 300,000 yen.

(2)	With respect to the application of the provision of Article 70 of the Act on General Rules pertaining to the officers or employees of the Agency, the words “200,000 yen” shall be treated as meaning “300,000 yen.”

Article 47

The officer or employee of the Agency who has fallen under any of the following items shall be punished by a non-penal fine of not more than 200,000 yen:

(i)	When the officer or employee conducted an operation other than the operations prescribed in Article 13;

(ii)	When the officer or employee failed to obtain the approval of the Minister for Foreign Affairs or the Minister of Finance where such approval is required pursuant to the provision of this Act;

(iii)	When the officer or employee failed to obtain the approval of the competent Minister where such approval is required pursuant to the provision of this Act;

(iv)	When the officer or employee failed to notify or made a false notification to the Minister of Finance or the competent Minister where such notification is required pursuant to the provision of this Act;

(v)	When the officer or employee borrowed funds or issued a bond in violation of the provision of paragraph (1) of Article 33; or

(vi)	When the officer or employee invested the operational surplus funds in violation of the provision of Article 36.

Article 48

A person who has violated the provision of Article 6 shall be punished by a non-penal fine of not more than 100,000 yen.

国際復興開発銀行等からの外資の受入に関する特別措置に関する法律（抄） （昭和二十八年七月四日法律第五十一号） （外貨債務の保証） 第二条 政府は、法人に対する政府の財政援助の制限に関する法律（昭和二十一年法律第 二十四号）第三条の規定にかかわらず、政令で定める法人が国際復興開発銀行又は外国政 府金融機関（当該金融機関に対する出資の金額の半額以上が外国政府の出資により設立さ れたものであつて政令で定めるものをいう。）（以下「国際復興開発銀行等」という。）か らの資金の借入契約に基づき外貨で支払わなければならない債務について、予算をもつて 定める金額（法人ごとにその金額を定めることが困難であるときは、保証契約をすること ができる金額を総額をもつて定めるものとし、この場合においては当該総額。次項におい て同じ。）の範囲内において、保証契約をすることができる。 ２ 政府は、法人に対する政府の財政援助の制限に関する法律第三条の規定にかかわらず、 次に掲げる法人が発行する債券又は地方債証券のうち外貨で支払われるもの（地方債証券 については、政令で定めるものに限る。以下「外貨債」という。）に係る債務について、 予算をもつて定める金額の範囲内において、保証契約をすることができる。 一 株式会社国際協力銀行 二 株式会社日本政策金融公庫 三 独立行政法人国際協力機構 四 地方公共団体 五 前各号に掲げるもののほか、次に掲げる法人で、政令で定めるもの イ 法律の定めるところにより、予算について国会の議決を経なければならない法人 ロ 特別の法律により設立された法人（イに規定する法人を除く。）で、国、イに規定 する法人及び地方公共団体以外の者の出資のないもののうち、特別の法律により債 券を発行することができるもの ３ 政府は、前項の規定によるほか、外貨債を失つた者に交付するため発行される外貨債 に係る債務について保証契約をすることができる。 （債券の発行等） 第三条 ２ 前条第一項の政令で定める法人及び同条第二項各号に掲げる法人は、他の法律に定め がある場合を除くほか、政令で定める主務大臣の認可を受けて、引渡債券（国際復興開発 銀行等からの外貨資金の借入契約に基づき国際復興開発銀行等に引き渡すための債券を いう。以下同じ。）又は外貨債（外貨債については、その債務につき、同項又は同条第三 項の規定により政府が保証契約をしたものに限る。以下この項において同じ。）の発行、 償還、利子の支払その他引渡債券又は外貨債に関する事務の全部又は一部を外国の銀行

信託業者又は金融商品取引業（金融商品取引法（昭和二十三年法律第二十五号）第二条第 八項に規定する金融商品取引業をいう。）を行う者に委託することができる。 ３ 前項の主務大臣は、同項の認可をしようとするときは、財務大臣に協議しなければな らない。 （利子等の非課税） 第五条 第二条第一項の政令で定める法人が発行する引渡債券のうち国際復興開発銀行か らの資金の借入契約に係るもの及び同条第二項各号に掲げる法人が発行する外貨債で当 該外貨債に係る債務について同項又は同条第三項の規定により政府が保証契約をしたも の（以下この項において「債券等」という。）の利子及び償還差益（その債券等の償還に より受ける金額がその債券等の発行価額を超える場合におけるその差益をいう。以下この 項において同じ。）については、租税その他の公課を課さない。ただし、所得税法（昭和 四十年法律第三十三号）第二条第一項第三号に規定する居住者、法人税法（昭和四十年法 律第三十四号）第二条第三号に規定する内国法人又はこれらに準ずるものとして政令で定 めるものが支払を受ける当該利子又は償還差益については、この限りでない。 附 則 ２ 当分の間、第五条第一項本文の規定にかかわらず、同項に規定する債券等（所得税法 （昭和四十年法律第三十三号）の施行地外の地域（以下「国外」という。）において発行 されたものでその利子の支払が国外において行われるものに限る。）の利子に係る所得税 の課税については、同法及び租税特別措置法（昭和三十二年法律第二十六号）の定めると ころによる。

(Translation)

Excerpts

From

Act Concerning Special Measures with respect to Acceptance of Foreign Capital from International Bank for Reconstruction and Development, etc.

(Act No. 51 of July 4, 1953)

(Guarantee of Obligations in Foreign Currency)

Article 2

(1)	Notwithstanding the provisions of Article 3 of the Act Concerning Restriction on Government Financial Aid to Juridical Persons (Act No. 24 of 1946), the Government may guarantee the obligations of the corporations as prescribed by Cabinet Order with respect to the borrowings payable in foreign currency pursuant to the borrowing contract from foreign capital with International Bank for Reconstruction and Development and financial institutions of foreign governments (more than half of the capital contribution to which is made by foreign governments and provided for by Cabinet Order) (hereinafter referred to as “International Bank for Reconstruction and Development, etc.) within the limit of the amount provided in a budget (in case it is difficult to determine the amount for each of juridical persons, the amount equal to the aggregate amount to be guaranteed; in this case, as well as in the following paragraph, such aggregate amount.)

(2)	Notwithstanding the provisions of Article 3 of the Act Concerning Restriction on Government Financial Aid to Juridical Persons, the Government may guarantee the obligations with respect to the bonds issued by any of the corporations enumerated below or by local governments payable in foreign currency (with respect to local government bonds, limited to those prescribed by Cabinet Order; hereinafter referred to as the “Bonds in Foreign Currency”) within the limit of the amount provided in a budget:

(i)	Japan Bank for International Cooperation

(ii)	The Japan Finance Corporation

(iii)	The Japan International Cooperation Agency

(iv)	Local governments

(v)	In addition to those enumerated in each of the preceding items, from among the corporations enumerated below those prescribed by a Cabinet Order:

(a)	the corporations whose budget requires resolution of the Diet pursuant to provisions of statutes.

(b)	from among the corporations organized under special laws (excluding those provided in a. above) none of whose capital investment is held by any person other than the State, the corporations provided in a. above and/or local governments, those which are permitted by special laws to issue bonds.

(3)	The Government may, in addition to the cases provided in the preceding paragraph, guarantee the obligations under the Bonds in Foreign Currency issued for the purpose of delivering them to the persons who have lost their Bonds in Foreign Currency.

(Issuance of Debt Securities, etc.)

Article 3

(2)	The corporations as prescribed by Cabinet Order in Paragraph (1) of the preceding Article and the corporations enumerated in the items of Paragraph (2) of the preceding Article may, unless otherwise provided in any other laws, entrust to any foreign bank, trust operators or persons who engage in Financial Instruments Business (prescribed in Paragraph (8) of Article 2 in the Financial Instruments and Exchange Act (Act No. 25 of 1948) ) all or part of business concerning the issuance and redemption of, and the payment of interest on deliverable bonds (bonds for delivery to the International Bank for Reconstruction and Development, etc. pursuant to a foreign currency loan agreement with such bank, hereinafter the same) or bonds in foreign currency (with respect to the Bonds in Foreign Currency, limited to those guaranteed by the Government pursuant to Paragraph (2) or Paragraph (3) of the preceding Article, hereinafter the same in this paragraph) or any other matters concerning deliverable bonds or bonds in foreign currency after obtaining approval of the competent ministers as prescribed by Cabinet Order.

(3)	The competent ministers referred to in the preceding paragraph shall consult with the Minister of Finance before the approval referred to in the same paragraph.

(Exemption from Tax with Respect to Interest, etc.)

Article 5

(1)	No tax or any other public charge shall be imposed with respect to interest and premium on redemption (the excess of the amount received in redemption over the issue price; hereinafter the same) of deliverable bonds issued by the corporations as prescribed by Cabinet Order in Paragraph (1) of Article 2 and relating to agreements for borrowing of funds from the International Bank for Reconstruction and Development, etc. as well as Bonds in Foreign Currency issued by any of the corporations enumerated in each of the items of Paragraph (2) of Article 2 and guaranteed by the Government pursuant to the provisions of Paragraph (2) or Paragraph (3) of Article 2 (hereinafter referred to as the “Bonds”); provided, however, that this shall not apply to such interest or premium on redemption received by residents provided in Article 2, Paragraph (1), Item (iii) of the Income Tax Act (Act No. 33 of 1965), domestic corporations provided in Article 2, Item (iii) of the Corporation Tax Act (Act No. 34 of 1965) and any other person who is prescribed by Cabinet Order as similar thereto.

Supplementary Provisions

(2)	Until otherwise determined, notwithstanding the provisions of Paragraph (1) (excluding the proviso thereof) of Article 5, the imposition of income tax in connection with the interest payment on bonds provided for in the same Paragraph (limited to those issued outside of the jurisdiction of the Income Tax Act (Act No. 33 of 1965) (“outside of Japan”) and whose interest payment is made outside of Japan) shall be governed by the Income Tax Act and the Special Taxation Measures Act (Act No. 26 of 1957).